UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

____________KENNETH COLE PRODUCTIONS, INC.___________
(Name of Registrant as Specified in Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Kenneth Cole

New York

Kenneth Cole Productions, Inc.

603 West 50th Street

New York, NY  10019

April 17, 2009

To our Shareholders:

On behalf of the Board of Directors and management of Kenneth Cole Productions, Inc. (the “Company”), I cordially invite you to the Annual Meeting of Shareholders to be held on Thursday, May 28, 2009 at 10:00 A.M. at the Company’s principal administrative offices, 400 Plaza Drive, 3rd Floor, Secaucus, New Jersey 07094.

At the Annual Meeting, shareholders will be asked to:

•

elect seven directors

•

approve an amendment to the Kenneth Cole Productions, Inc. Employee Stock Purchase Plan to increase the number of authorized shares of Class A Common Stock by 150,000 shares

•

approve the Kenneth Cole Productions, Inc. 2009 Pay for Performance Bonus Plan

•

approve an amendment to the Kenneth Cole Productions, Inc. 2004 Stock Incentive Plan to increase the number of authorized shares of Class A Common Stock for issuance by 3,000,000 shares

•

approve the selection of the Company’s independent registered public accounting firm.

These matters are fully described in the accompanying notice of Annual Meeting and Proxy Statement.

It is important that your shares be represented whether or not you are able to be present at the Annual Meeting. I am gratified by our shareholders’ continued interest in Kenneth Cole Productions, Inc. and urge you to vote promptly.

Sincerely,

/s/ Kenneth D. Cole

Kenneth D. Cole

Chairman of the Board of Directors

KENNETH COLE PRODUCTIONS, INC.

603 West 50th Street

New York, NY 10019

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 28, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Kenneth Cole Productions, Inc. (the “Company”), a New York corporation, will be held on Thursday, May 28, 2009 at 10:00 A.M. at the Company’s principal administrative offices, 400 Plaza Drive, 3rd Floor, Secaucus, NJ 07094 for the following purposes, or as more fully described in the Proxy Statement accompanying this Notice:

1.

To elect seven directors to serve for a term of one year;

2.

To approve an amendment to the Kenneth Cole Productions, Inc. Employee Stock Purchase Plan to increase the number of shares of Class A Common Stock authorized for issuance by 150,000 shares;

3.

To approve the Kenneth Cole Productions, Inc. 2009 Pay for Performance Bonus Plan;

4.

To approve an amendment to the Kenneth Cole Productions, Inc. 2004 Stock Incentive Plan to increase the number of shares of Class A Common Stock authorized for issuance by 3,000,000 shares;

5.

To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm of the Company to serve for the 2009 fiscal year; and

6.

To transact such other business as may properly be brought before the Annual Meeting or any adjournment, postponement or rescheduling thereof in connection with the foregoing or otherwise.

Shareholders of record at the close of business on April 8, 2009 are entitled to notice of and to vote at the meeting and any adjournment thereof.

It is important that your shares be represented at the Annual Meeting. If you have received a Notice of Internet Availability of Proxy Materials, you should follow the instructions for voting provided in that notice. If you requested a hard copy of the Proxy Statement, fill in, date and sign the enclosed proxy card and mail it promptly in the envelope provided. Any shareholder attending the Annual Meeting may vote in person even if he or she previously voted by proxy.

We encourage you to read the attached Proxy Statement carefully. In addition, you may obtain information about the Company from the Annual Report on Form 10-K for the year ended December 31, 2008 included with this notice and from documents that we have filed with the Securities and Exchange Commission.

By Order of the Board of Directors,

/s/ Michael F. Colosi

New York, New York

Michael F. Colosi

April 17, 2009

Secretary

IMPORTANT

A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

KENNETH COLE PRODUCTIONS, INC.

603 West 50th Street

New York, NY 10019

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

May 28, 2009

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of Kenneth Cole Productions, Inc., a New York corporation (“KCP” or the “Company”), of proxies to be used at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held at the Company’s principal administrative offices, located at 400 Plaza Drive, 3rd Floor, Secaucus, NJ  07094, on  Thursday, May 28, 2009 at 10:00 A.M. and at any adjournment, postponement or rescheduling thereof. The approximate date on which the Notice of Annual Meeting of Shareholders was given to shareholders was on or about April 17, 2009.

General Information about the Meeting

Who may vote

Each shareholder of record at the close of business on April 8, 2009 will be entitled to vote.

On April 8, 2009, the Company had outstanding 9,888,480 shares of Class A Common Stock, par value $.01 per share (the “Class A Common Stock”) and 8,010,497 shares of Class B Common Stock, par value $.01 per share (the “Class B Common Stock”). All of the issued and outstanding shares of Class B Common Stock are owned directly or indirectly by Kenneth D. Cole, Chairman of the Board of the Company.

Except as otherwise provided in the Company’s Restated Certificate of Incorporation or By-laws, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class on all matters to be voted upon at the Annual Meeting and any adjournment, postponement or rescheduling thereof, with each record holder of Class A Common Stock entitled to one vote per share of Class A Common Stock, and each record holder of Class B Common Stock entitled to ten votes per share of Class B Common Stock. The Company’s Restated Certificate of Incorporation provides that the holders of the Class A Common Stock vote separately as a class to elect 25%, but not less than two directors, of the Company’s Board of Directors.

Voting your proxy

If you have received a Notice of Internet Availability of Proxy Materials, you will not receive a proxy card and should follow the instructions for voting provided in that notice. These instructions allow for online voting at www.proxyvote.com.

If you have requested and received a proxy card along with this document, you are requested to fill in, date and sign the proxy card and mail it promptly in the envelope provided.

Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee.

See “Delivery of Voting Materials,” “Counting the votes” and “Vote required” below for further information.

Votes needed to hold the meeting

In accordance with New York law and the Company’s By-laws, the Annual Meeting will be held if a majority of the Company’s outstanding shares entitled to vote is present or represented by proxy at the meeting. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Annual Meeting (an “abstention”), if you:

- are present and vote in person at the Annual Meeting; or

- have properly voted by proxy based on the instructions provided to you.

In addition, shares that are present or represented by proxy at the Annual Meeting will be counted for purposes of determining if there is a quorum regardless of whether a broker with authority fails to exercise its authority to vote on some or all of the proposals at the Annual Meeting (a “broker non-vote”).

Counting the votes

In the election of Directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the approval of the amendment to the Kenneth Cole Productions, Inc. Employee Stock Purchase Plan, approval of the Kenneth Cole Productions, Inc. 2009 Pay for Performance Bonus Plan, approval of the amendment to the Kenneth Cole Productions, Inc. 2004 Stock Incentive Plan and the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  Abstentions and broker non-votes will not be included in the tabulation of the votes cast on any of the proposals at the Annual Meeting.

Vote required

In the election of Directors, the affirmative vote of a plurality of the shares voting, in person or by proxy, at the Annual Meeting is required to elect each nominee director. All other proposals require the affirmative vote of a majority of the shares voting, in person or by proxy, at the Annual Meeting.

Matters to be voted on at the Annual Meeting

There are five proposals that will be presented for your consideration at the meeting:

•

Election of the Board of Directors

•

Approval of an amendment to the Kenneth Cole Productions, Inc. Employee Stock Purchase Plan to increase the number of shares of Class A Common Stock authorized for issuance by 150,000 shares

•

Approve the Kenneth Cole Productions, Inc. 2009 Pay for Performance Bonus Plan

•

Approval of an amendment to the Kenneth Cole Productions, Inc. 2004 Stock Incentive Plan to increase the number of shares of Class A Common Stock authorized for issuance by 3,000,000 shares

•

Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm

Our voting recommendations

Our Board of Directors recommends that you vote:

•

“FOR” each of management’s nominees to the Board of Directors

•

“FOR” the approval of the amendment to the Kenneth Cole Productions, Inc. Employee Stock Purchase Plan to increase the number of shares of Class A Common Stock authorized for issuance by 150,000 shares

•

“FOR” the approval of the Kenneth Cole Productions, Inc. 2009 Pay for Performance Bonus Plan

•

“FOR” the approval of the amendment to the Kenneth Cole Productions, Inc. 2004 Stock Incentive Plan to increase the number of shares of Class A Common Stock authorized by 3,000,000 shares

•

“FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm

Cost of this proxy solicitation

The Company has hired Georgeson, Inc. to assist in the solicitation of beneficial owners for a fee not to exceed $1,500, plus out-of-pocket expenses. The Company may also reimburse brokerage firms and other persons representing beneficial owners, such as banks and trustees, of shares for their reasonable expenses in forwarding the voting materials to their customers who are beneficial owners of shares of Class A Common Stock and obtaining their voting instructions. The cost of this proxy solicitation will be borne by the Company.

Attending the Annual Meeting

You may vote shares held directly in your name in person at the Annual Meeting. If you choose to attend the Annual Meeting, please bring the enclosed proxy card and proof of identification for entrance to the Annual Meeting. If you want to vote shares that you hold in street name at the Annual Meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares.

Changing your vote

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may do this by signing a new proxy card with a later date or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy; you must specifically revoke your proxy. In addition, you can also change your vote prior to the meeting by resubmitting instructions via telephone or internet with your unique control number located in your Notice of Internet Availability of Proxy Materials or by contacting your broker to request a new vote instruction form.  See “Voting your proxy” above for further instructions.

Voting results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal year 2009.

Delivery of voting materials

In 2007, the Securities and Exchange Commission adopted amendments to the proxy rules under the Securities Exchange Act of 1934 (the “Exchange Act”) to provide shareholders with the ability to choose the means by which they access proxy materials. As such, the Company is choosing to follow the “notice only” option for shareholders, which requires that only a “Notice of Internet Availability of Proxy Materials” be mailed to shareholders. Shareholders who receive the Notice of Internet Availability of Proxy Materials and wish to receive hard copies of the proxy materials may receive such copies by making a request on-line at www.investorEconnect.com. To reduce the expenses of delivering duplicate voting materials to our shareholders who may have more than one Company stock account and do not receive the Notice of Internet Availability of Proxy Materials, we are taking advantage of rules that permit us to deliver only one set of voting materials, meaning the Proxy Statement, proxy card and the 2008 annual report to shareholders, to shareholders who share an address unless otherwise requested.

How to obtain a separate set of voting materials

If you share an address with another shareholder and have received only one set of voting materials, you may write, e-mail or call us using the contact information set forth below to request a separate copy of these materials at no cost to you. The Company undertakes to deliver promptly to you, upon your request, a separate copy of these materials. For future annual meetings, you may request separate voting materials, or request that the Company send only one set of voting materials to you if you are receiving multiple copies, by e-mailing the Company at investorrelations@kennethcole.com or writing us at Kenneth Cole Productions, Inc., 400 Plaza Drive, 3rd Floor, Secaucus, NJ 07094, Attn: Investor Relations or calling us at (201) 864-8080 extension 28451.

PROPOSAL ONE:  ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting to serve for a term of one year and until their respective successors have been elected and shall qualify. Each proxy received will be voted FOR the election of the nominees named below unless otherwise specified in the proxy. If any nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will vote in their discretion for a nominee, if any, that may be recommended by the Board of Directors, or the Board of Directors may reduce the number of directors to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such person was selected as a director or nominee.

Nominees for Director

The Board of Directors has nominated seven directors to be elected to the Board of Directors at the Annual Meeting:  Kenneth D. Cole, Jill Granoff, Michael J. Blitzer, Martin E. Franklin, Robert C. Grayson, Denis F. Kelly and Philip R. Peller.

Philip R. Peller and Michael J. Blitzer are the nominees for director for election by the holders of the Class A Common Stock. The other nominees for director will be elected by the vote of the holders of the Class A Common Stock and the holders of the Class B Common Stock voting together as a single class. All nominees, except for Mr. Blitzer, are currently directors. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected.

Certain information concerning the nominees is set forth below:

Name	Age	Principal Occupation	Year Became a Director
Kenneth D. Cole	55	Chairman of the Board and Chief Creative Officer	1982
Jill Granoff	47	Chief Executive Officer	2008
Michael J. Blitzer	59	Principal, Portsmouth Partners, LLC	--
Martin E. Franklin	44	Chairman and Chief Executive Officer of Jarden Corporation	2005
Robert C. Grayson	64	President, Robert C. Grayson & Associates, Inc.	1996
Denis F. Kelly	59	Managing Partner, Scura, Rise & Partners, LLC	1994
Philip R. Peller	69	Independent Business Consultant; Retired Partner, Arthur Andersen LLP	2005

Kenneth D. Cole has served as the Company’s Chairman of the Board since its inception in 1982 and was also President until February 2002 and Chief Executive Officer until May 2008. Prior to founding Kenneth Cole Productions, Inc., Mr. Cole was a founder and, from 1976 through 1982, a senior executive of El Greco, Inc., a shoe manufacturing and design company which manufactured Candies women’s shoes. Mr. Cole is the Chairman of the Board of Directors of the Foundation for AIDS Research (“amfAR”). In addition, he is on the Board of Trustees of the Sundance Institute and the Council of Fashion Designers of America.

Jill Granoff joined the Company as its Chief Executive Officer in May 2008. Ms. Granoff was previously Executive Vice President of Liz Claiborne Inc. (“Liz Claiborne”) where she had global responsibility for Juicy Couture, Lucky Brand Jeans, Kate Spade and its Outlet and E-Commerce businesses. Prior to joining Liz Claiborne, Ms. Granoff was President and Chief Operating Officer of Victoria Secret Beauty, a division of Limited Brands, where she worked from 1999 to 2006. From 1990 to 1999, Ms. Granoff held various executive positions at The Estee Lauder Companies. Ms. Granoff is a member of the Executive Committee of the Board of Governors of Cosmetic Executive Women and The Women’s Forum.

Michael J. Blitzer is a Principal of Portsmouth Partners, LLC, an advisory firm that provides operational and strategic services to private equity groups that focus on retail, wholesale and consumer industries since 2005. Previously, Mr. Blitzer served as the Vice Chairman of Phillips-Van Heusen Corporation, one of the world’s largest apparel companies, from September 1997 until he retired in November 2002. Mr. Blitzer spent over 30 years at Phillips-Van Heusen Corporation and at Macy’s in various executive merchandising positions in Women’s and Menswear, Accessories and Footwear. Mr. Blitzer has also worked with a variety of companies in both apparel and accessories including Neiman Marcus Group and Liz Claiborne Inc. Mr. Blitzer has served on the boards of Kate Spade, LLC and LeSportsac Inc. and currently serves on the boards of Charlotte Russe Holdings, Inc. and Modell’s Sporting Goods.

 Martin E. Franklin has served as the Chairman and Chief Executive Officer of Jarden Corporation since 2001. Previously Mr. Franklin served as Executive Chairman of Bollé Inc. from 1997 to 2000. He also held the position of Chairman and CEO of Lumen Technologies, Inc. from 1996 to 1998, and its predecessor, Benson Eyecare Corporation, from 1992 to 1996. Mr. Franklin has served as the Chairman of Liberty Acquisitions Holdings, Corp and Liberty Acquisition Holdings (International) Company since 2007. He also serves on the Board of Directors of GLG Partners, Inc.

Robert C. Grayson is the founder of Robert C. Grayson & Associates (d.b.a. The Grayson Company), a broad-based consulting practice for the consumer goods sector. From 1992 to 1996, Mr. Grayson served initially as an outside consultant to Tommy Hilfiger Corp., a wholesaler and retailer of men’s sportswear and boyswear, and later accepted titles of Chairman of Tommy Hilfiger Retail, Inc. and Vice Chairman of Tommy Hilfiger Corp. From 1970 to 1992, Mr. Grayson served in various capacities for Limited Inc., including President and CEO of Lerner New York from 1985 to 1992, and President and CEO of Limited Stores from 1982 to 1985. He also serves as a director of St. John Knits, Lillian August Inc., U-Food, and Stax Incorporated.

Denis F. Kelly is a Managing Partner of Scura, Rise & Partners, LLC as well as Chairman of Ashburn Hill Corp, a manufacturer of fire resistant (FR) garments. From July 1993 to December 2000, Mr. Kelly was the head of the Mergers and Acquisitions Department at Prudential Securities Incorporated. From 1991 to 1993, Mr. Kelly was President of Denbrook Capital Corp., a merchant-banking firm. Mr. Kelly was at Merrill Lynch from 1980 to 1991, where he served as Managing Director, Mergers & Acquisitions from 1984 to 1986, and then as a Managing Director, Merchant Banking, from 1986 to 1991. Mr. Kelly is a director of MSC Industrial Direct, Inc.

Philip R. Peller was employed by Arthur Andersen LLP for 39 years. Prior to his retirement from Arthur Andersen in 1999, he served as Managing Partner of Practice Protection and Partner Matters for Andersen Worldwide SC, the coordinating entity for the activities of Arthur Andersen and Andersen Consulting, from 1996 to 1999. Prior to  that  appointment,  Mr. Peller served  as  the  Managing Director  -  Quality,  Risk  Management  and  Professional Competence  for  the worldwide audit practice. Mr. Peller joined Arthur Andersen in 1960 and was promoted to Audit Partner in 1970. Mr. Peller is a Certified Public Accountant. Mr. Peller is currently a member of the Board of Directors and Chair of the Audit Committee of MSC Industrial Direct Co., Inc. and serves as a consultant to other companies.

There are no family relationships among any directors or executive officers of the Company.

The Board of Directors recommends a vote “FOR” all nominees.

Named Executive Officers

Jill Granoff, the Company’s Principal Executive Officer, David P. Edelman, the Company’s Principal Financial Officer, and the Company’s three other most highly compensated executive officers, Kenneth D. Cole, Douglas Jakubowski and Michael DeVirgilio are considered the Named Executive Officers of the Company as of December 31, 2008.

David P. Edelman, age 47, was appointed as the Chief Financial Officer in July 2004. He joined the Company in January 1995 and served as the Company’s Senior Vice President of Finance since April 2000. Before joining the Company, Mr. Edelman was Chief Financial Officer of a women’s suit wholesaler, and he was employed for 10 years as a Certified Public Accountant with Ernst & Young (“E&Y”) in various specialty groups including E&Y’s National Consulting Office and its Retail and Apparel Audit Group. Mr. Edelman serves on the Board of Directors of the American Apparel and Footwear Association.

Douglas Jakubowski, age 45, was named Chief Merchandising Officer in February 2009. Mr. Jakubowski previously served as President of Apparel and Corporate Relations from October 2007 to February 2009. Prior to that, he served as President of the Kenneth Cole Reaction brand and Senior Vice President of Reaction from July 2005 to October 2007. Prior to joining the Company, Mr.  Jakubowski served as President of Perry Ellis Menswear from 2003 to 2005. From 1997 to 2003, he served as Executive Vice President of Merchandising and Design for Perry Ellis Sportswear.  Prior to joining Perry Ellis, Mr. Jakubowski held various management positions including Vice President of Sales and Marketing at International News, and Director of Marketing and Sales at Koral Industries.

Michael DeVirgilio, age 41, was named President of Licensing and International in February 2009. Mr. DeVirgilio previously served as Executive Vice President of Business Development from January 2006 to February 2009. He served as Senior Vice President of Licensing from May 2005 to January 2006.  Prior to that, he served as Corporate Vice President of Licensing and Design Services from March 2002 to May 2005. From 1999 to 2001, Mr. DeVirgilio served as Divisional Vice President of Licensing. Mr. DeVirgilio joined the Company as Director of Licensing in 1997. Prior to joining the Company, Mr. DeVirgilio was Director of Merchandising for the Joseph & Feiss Company (a division of Hugo Boss, USA).

Board of Directors and Board Committees

The Board of Directors (the “Board”) met five times in 2008.  The standing committees of the Board include the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee. Because more than 50% of the voting power of the Company is controlled by Mr. Cole, the Company is a “controlled company” under the New York Stock Exchange (“NYSE”) listing standards.  Accordingly, the Company is exempt from the provisions of the NYSE listing standards requiring: (i) a board consisting of a majority of directors who have been determined to be “independent” under the criteria set forth in the NYSE listing standards; (ii) a nominating committee composed entirely of such independent directors; and (iii) a compensation committee composed entirely of such independent directors. However, notwithstanding this exemption, the Company has decided to follow these provisions, as described more fully below, and has a Board consisting entirely of directors determined to be independent in accordance with the listing standards of the NYSE, with the exception of Mr. Cole and Ms. Granoff, and an Audit, Compensation and Corporate Governance/Nominating Committees composed entirely of independent directors.

As required by applicable NYSE listing standards, the Board has adopted charters for the Audit, Compensation and Corporate Governance/Nominating Committees. These charters are available on the Company’s website at www.kennethcole.com. Shareholders may also contact Investor Relations, 400 Plaza Drive, 3rd Floor, Secaucus, NJ 07094 or call (201) 864-8080 extension 28451 to obtain a copy of the charters without charge.

Each director attended more than 75% of the meetings held by the Board of Directors and related Committees.

Audit Committee

The Audit Committee, currently composed of Mr. Peller (Chairman), Mr. Grayson and Mr. Kelly, met five times during 2008. In addition, the Chairman of the Audit Committee participated in additional conference calls with members of management and the independent registered public accounting firm during 2008 to review earnings press releases and the Company’s filings on Form 10-Q and Form 10-K. The Audit Committee assists the Board in fulfilling its oversight responsibilities to shareholders, the investment community and others for monitoring (1) the quality and integrity of the financial statements of the Company; (2) the Company’s compliance with ethical policies contained in the Company’s Code of Conduct and legal and regulatory requirements; (3) the independence, qualification and performance of the independent registered public accounting firm; and (4) the performance of the internal auditors. The Audit Committee also selects, subject to shareholder approval, and engages the independent registered public accounting firm to audit the financial statements of the Company’s internal controls over financial reporting, reviews the scope of the audits, and reviews and approves internal audit programs of the Company. The Committee also pre-approves all audit and non-audit services provided by the independent registered public accounting firm. See “Audit Committee Report” for further information. Each Audit Committee member is an independent director and satisfies the financial literacy requirements of the NYSE. The Board has determined that Mr. Peller satisfies the requirements for an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission and that he is independent, as defined in the NYSE Listing Standards.

Compensation Committee

The Compensation Committee, currently composed of Mr. Grayson (Chairman), Mr. Franklin, Mr. Kelly and Mr. Peller,  is responsible for providing authority to the Board in ensuring that the Company’s officers, key executives and Board members are compensated in accordance with the Company’s total compensation objectives and executive compensation policies and strategies. During 2008, the Compensation Committee met four times. In fulfilling its duties, the Compensation Committee, among other things, will:  (1) define and establish policies governing the total compensation of the Company’s executive officers; (2) review and recommend the compensation of the Company’s Chairman and Chief Creative Officer, Chief Executive Officer, Named Executive Officers and other key executives, including base salary level, bonus plan goals, long-term incentive opportunity levels, executive perquisites, employment agreements and benefits; (3) evaluate annually the Company’s Chairman and chief Creative Officer, Chief Executive Officer and other key executives’ compensation levels; (4) oversee the administration of the Company’s equity-based incentive plans; (5) submit a compensation committee report to the Company’s Board of Directors to be included in the Annual Proxy Statement; and (6) select independent compensation consultants to advise the committee, where deemed necessary.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee is currently composed of Mr. Kelly (Chairman), Mr. Franklin, Mr. Grayson and Mr. Peller. The Corporate Governance/Nominating Committee assists the Board in fulfilling its responsibilities to ensure that the Company is governed in a manner consistent with the interests of the shareholders of the Company and acts in conjunction with the Company’s internal Business Standards Committee in fulfilling these responsibilities. The Corporate Governance/Nominating Committee advises the Board with respect to:  (1) Board organization, membership and function; (2) committee structure, membership and operations (including any committee authority to delegate to subcommittees); (3) succession planning for the executive officers of the Company; (4) the Company’s Employee Code of Conduct, factory compliance, labor compliance and other governance and compliance programs and policies and any modifications to such programs and policies; and (5) other matters relating to corporate governance and the rights and interests of the Company’s shareholders. During 2008, the Corporate Governance/Nominating Committee met three times.

Director Nomination Process

The Board, as assisted by its Corporate Governance/Nominating Committee, determines the nominees for director in accordance with the NYSE listing standards. The criteria used by the Board and the Corporate Governance/Nominating Committee are set forth in the Corporate Governance/Nominating Committee Charter and includes the following, among other criteria used to evaluate potential Board nominees:  each director should be a person of integrity and honesty, be able to exercise sound, mature and independent business judgment in the best interests of the shareholders as a whole, be recognized as a leader in business or professional activity, have background and experience that will complement those of other Board members, be able to actively participate in Board and committee meetings and related activities, be available to remain on the Board long enough to make an effective contribution, and have no material relationship with competitors or other third parties that could present possibilities of conflict of interest or legal issues. The Board evaluates each new candidate for director and each incumbent director before recommending that the Board nominates or re-nominate such individual for election or reelection as a director. The Board will evaluate candidates recommended by shareholders in the same manner as candidates identified by the Board.  Based on the Board’s evaluation, it recommends the Board nominee for election at each annual meeting of shareholders. A shareholder wishing to nominate a candidate should do so in accordance with the guidelines set forth below under “Shareholder Proposals for the 2010 Annual Meeting.”

Shareholder Communications to Directors

The Board has established a process whereby interested parties may communicate with the presiding director or the non-management directors as a group. If an interested party wishes to communicate with one or more members of the Company’s Board, the following options may be used:

E-Mail the Presiding Director:  PresidingDirector@kennethcole.com

-or-

Write to the Board:

Name of Board Member(s)

c/o Corporate Secretary

Kenneth Cole Productions, Inc.

603 West 50th Street

New York, NY 10019

Concerns and communications will be referred by the Secretary of the Company to the entire Board or the designated Board member. Any complaint or concern can be reported anonymously or confidentially.

Director Attendance at Annual Meeting of Shareholders

It has been the longstanding practice of the Company for all directors to attend the Annual Meeting of Shareholders, if available. All directors who were elected to the Board at the last Annual Meeting were in attendance at the 2008 Annual Meeting of Shareholders.

Director Presiding at Executive Sessions

The Board schedules executive sessions without any management members present in conjunction with each regularly scheduled Board meeting. In the executive sessions, the non-management directors meet with the Company’s Senior Director of Internal Audit and representatives of the independent registered public accounting firm. Mr. Philip R. Peller, Chairman of the Audit Committee, presides at these executive sessions of non-management directors.

Other Corporate Governance Policies

Corporate Governance Policies. The Board has adopted Corporate Governance Policies to comply with the NYSE listing standards. These policies guide the Company and the Board on matters of corporate governance, including director responsibilities, Board committees and their charters, director independence, director qualifications, director compensation and evaluations, director access to management, Board access to outside financial, business and legal advisors and management development. These policies are available on the Company’s website at www.kennethcole.com. Shareholders may also contact Investor Relations, 400 Plaza Drive, 3rd Floor, Secaucus, NJ 07094 or call (201) 864-8080 extension 28451 to obtain a copy of the policies without charge.

Committee Authority to Retain Independent Advisors. The Audit, Compensation and Corporate Governance/Nominating Committees have the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.

Code of Conduct. The Company has a Code of Conduct (the “Code”) that applies to all of the Company’s directors, executive officers and employees. The Code is available on the Company’s website at www.kennethcole.com. Shareholders may also contact Investor Relations, 400 Plaza Drive, 3rd Floor, Secaucus, NJ 07094 or call (201) 864-8080 extension 28451 to obtain a copy of the Code without charge.

Whistleblower Procedures. The Audit Committee has established procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential and anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. These procedures are available on the Company’s website at www.kennethcole.com. Shareholders may also contact Investor Relations, 400 Plaza Drive, 3rd Floor, Secaucus, NJ 07094 or call (201) 864-8080 extension 28451 to obtain a copy without charge.

No Executive Loans. The Company does not extend loans to executive officers or directors and has no such loans outstanding.

Transactions with Related Parties

The Company’s policy regarding related party transactions requires the Corporate Governance/Nominating Committee (the “Committee”) to review and either approve or disapprove of any related party transaction, as defined below, prior to entering into any such transaction. If advance approval of the related party transaction is not feasible, then the Committee must consider the transaction at its next meeting and determine whether to ratify the transaction.

The Company defines related party transactions as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) the Company is a participant, and (3) any Related Person (as defined below) has or will have a direct or indirect interest (other than solely as a result of being a director or less than five-percent beneficial owner of the Company or another entity). A Related Person is any (a) person who is or was at any point during a fiscal year for which the Company filed a Form 10-K and proxy statement, an executive officer, director or nominee for election as a director, (b) any person who is greater than a five percent beneficial ownership of the Company’s common stock, (c) an immediate family member of any of the foregoing, which shall include a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee) or (d) any firm, corporation or other entity in which any of the foregoing persons is employed and which such person has a five percent or greater beneficial ownership interest.

In determining whether to approve or ratify a related party transaction, the Committee will take into account whether the transaction is in the best interests of the Company and its stockholders, on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the Related Person’s interest in the transaction and other factors that it deems relevant. No director shall participate in any discussion or approval of a transaction for which he or she is a Related Person, except that the director will provide all material information to the Committee.

Under the Company’s policy, the following related party transactions will be deemed pre-approved under the terms of the Company’s policy:

•

any transaction with another company at which a Related Person’s only relationship is as an employee, director or beneficial owner of less than five percent of that company’s shares, if the aggregate amount involved does not exceed the greater of $100,000, or two percent of that company’s total revenues; and

•

any charitable contribution by the Company to a charitable organization where a Related Person is an employee, if the aggregate amount involved does not exceed the lesser of $25,000 or two percent of the charitable organization’s total annual receipts.

During 2008, the Company made payments of $595,000 to a third-party aviation company that manages and uses an aircraft partially owned by Emack LLC, a company that is wholly owned by Mr. Cole. Management believes that such transactions were made on terms and conditions similar to or more favorable than those available in the marketplace from unrelated parties.

The Company has an exclusive license agreement, as amended, with Iconix Brand Group, Inc., and its trademark holding company, IP Holdings, LLC (“Iconix”), to use the Bongo trademark in connection with worldwide manufacture, sale and distribution of women’s, men’s and children’s footwear in certain territories. The Chairman and Chief Executive Officer of Iconix is the brother of the Company’s Chairman and Chief Creative Officer. Management believes that the license agreement with Iconix was entered into at arm’s-length. The Company is obligated to pay Iconix a percentage of net sales based upon the terms of the agreement. Based on the agreement, the Company made payments of approximately $1,142,000 related to royalty and advertising expense for the year ended December 31, 2008. The Company terminated the license in 2009.

DIRECTOR NOMINEE AND OFFICER STOCK OWNERSHIP

The following table sets forth certain information as of April 8, 2009 with respect to the beneficial ownership of the Class A Common Stock and Class B Common Stock, by (i) each director and nominee for director of the Company who owns shares of any class of the Company’s voting securities, (ii) the Company’s Named Executive Officers and (iii) all directors and executive officers of the Company, as a group. Except as otherwise indicated, each person listed has sole voting power with respect to the shares beneficially owned by such person.

                                        Class A Common Stock                   Class B Common Stock

Name of Beneficial Owner	Number of Shares	Percent		Number of Shares	Percent
Kenneth D. Cole (1)	9,718,846	54.3%	(2)	8,010,497	100%
Jill Granoff (1)	235,851	1.3%	(3)
David P. Edelman (1)	65,515	*	(4)
Douglas Jakubowski (1)	16,628	*	(5)
Michael DeVirgilio (1)	22,487	*	(6)
Denis F. Kelly	76,716	*	(7)
Robert C. Grayson	65,000	*	(8)
Philip R. Peller (1)	18,517	*	(9)
Martin E. Franklin	16,667	*	(10)
All directors and executive officers as a group (15 persons)+	10,294,999	57.5%		8,010,497	100%

_________

* Less than 1.0%

+ Consists of the Board of Directors and all executive officers of the Company including Named Executive Officers.

(1)

The beneficial owner’s address is c/o Kenneth Cole Productions, Inc., 603 West 50th Street, New York, NY 10019.

(2)

Includes (a) 4,676,857 shares which Mr. Cole has the right to acquire within 60 days upon the conversion of 4,676,857 shares of Class B Common Stock, (b) 120,000 shares of Class B Common Stock held by the Kenneth Cole Foundation of which Mr. Cole is a co-trustee with his wife, which can be converted into Class A shares, (c) 187,500 shares of Class B Common Stock held by KMC Partners L.P. of which Mr. Cole is the living partner with 95% ownership, which can be converted into Class A shares, (d) 513,070 shares of Class B Common Stock held in the 2008 Kenneth D. Cole Grantor Remainder Annuity Trust, which can be converted into Class A shares, (e) 513,070 shares of Class B Common Stock held in the 2008 Kenneth D. Cole Family Grantor Remainder Annuity Trust, which can be converted into Class A shares, (f) 1,000,000 shares of Class B Common Stock held in the 2009 Kenneth D. Cole Grantor Remainder Annuity Trust, which can be converted into Class A shares (g) 1,000,000 shares of Class B Common Stock held in the 2009 Kenneth D. Cole Family Grantor Remainder Annuity Trust, which can be converted into Class A shares, (h) 150,000 shares of Class A Common Stock held by the Kenneth Cole 1994 Charitable Remainder Trust, of which Mr. Cole is the sole trustee, (i) 13,000 shares of Class A Common Stock held by the Kenneth Cole Foundation, (j) 236,387 shares of Class A Common Stock held by Mr. Cole, (k) 1,221,462 shares which Mr. Cole has the right to acquire within 60 days upon the exercise of options granted to him under the Company's 2004 Stock Incentive Plan, as amended, and (l)  87,500 of restricted shares that will vest within 60 days under the Company’s 2004 Stock Incentive Plan, as amended.

(3)

Includes 209,746 stock options with the right to acquire within 60 days upon exercise and 25,000 restricted shares that will vest within 60 days under the 2004 Stock Incentive Plan, as amended.

(4)

Includes 49,500 stock options with the right to acquire within 60 days upon exercise and 8,250 restricted shares that will vest within 60 days under the Company’s 2004 Stock Incentive Plan, as amended.

(5)

Includes 6,250 stock options with the right to acquire within 60 days upon exercise and 5,000 restricted shares that will vest within 60 days under the Company’s 2004 Stock Incentive Plan, as amended.

(6)

Includes 12,000 stock options with the right to acquire within 60 days upon exercise and 7,250 restricted shares that will vest within 60 days under the Company’s 2004 Stock Incentive Plan, as amended.

(7)

Includes 50,000 stock options which Mr. Kelly has the right to acquire within 60 days upon the exercise of options granted to him under the Company's 2004 Stock Incentive Plan, as amended. Mr. Kelly’s address is c/o Scura, Rise & Partners LLC, 1211 Avenue of the Americas, 27th Floor, New York, NY 10036.

(8)

Includes 50,000 stock options which Mr. Grayson has the right to acquire within 60 days upon the exercise of options granted to him under the Company’s 2004 Stock Incentive Plan, as amended. Mr. Grayson’s address is c/o Berglass Grayson, 399 Park Avenue, 39th Floor, New York, NY 10022.

(9)

Includes 17,500 stock options which Mr. Peller has the right to acquire within 60 days upon the exercise of options granted to him under the Company's 2004 Stock Incentive Plan, as amended.

(10)

Includes 16,667 stock options which Mr. Franklin has the right to acquire within 60 days upon the exercise of options granted to him under the Company's 2004 Stock Incentive Plan, as amended. Mr. Franklin’s address is c/o Jarden Corporation, 555 Theodore Fremd Avenue, Suite B302, Rye, NY 10580.

PERSON OWNING MORE THAN 5% OF COMMON STOCK

The following table sets forth certain information as of April 8, 2009 with respect to the beneficial ownership of the Class A Common Stock, by each beneficial holder of more than five percent of any class of the Company’s voting securities. Except as otherwise indicated, each person listed has sole voting power with respect to the shares beneficially owned by such person.

Class A Common Stock

Name of Beneficial Owner	Number of Shares	Percent
Aria Partners GP LLC	1,439,868	8.0%	(1)
Wells Fargo & Company	1,245,473	7.0%	(2)

(1)

As reported on the Schedule 13G filed with the Securities and Exchange Commission on February 28, 2008. The address of Aria Partners GP LLC is 11150 Santa Monica Blvd., Suite 700, Los Angeles, CA 90025.

(2)

As reported on the Schedule 13G filed with the Securities and Exchange Commission on January 14, 2009. The address of Wells Fargo & Company is 420 Montgomery Street, San Francisco, CA 94163.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of the filings furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Exchange Act and on written representations from its executive officers, directors and persons who beneficially own more than 10% of the Class A Common Stock, the Company believes that all filing requirements of Section 16(a) of the Act were complied with during the year ended December 31, 2008.

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis discusses the Company’s compensation objectives and policies with respect to its Named Executive Officers (“NEOs”) and members of executive management. The Compensation Committee is responsible for approval and administrative oversight of compensation and certain benefit programs, including short-term and long-term performance-based incentive programs for the NEOs and members of executive management. In making such compensation decisions, the Compensation Committee considers recommendations from the Chief Executive Officer with respect to compensation of the other NEOs and members of executive management. The Compensation Committee, from time to time, hires outside compensation consultants to provide relevant market data and alternatives to consider and assist it in making compensation decisions with respect to executive compensation.

The Company’s executive compensation program is designed to:

•

motivate the NEOs and key executives to help the Company accomplish certain long and short-term strategic and financial objectives.

•

align the NEOs and key executives financial interests with those of the Company’s shareholders;

•

provide compensation that is competitive with a group of peer companies; and

•

attract and retain highly qualified executives as the Company competes for talented executives in a highly competitive marketplace.

The Company’s executive compensation program is designed to balance fixed-base salaries with compensation that is performance-based and to reward annual performance while maintaining a focus on longer-term objectives. The Company strives to provide compensation incentives commensurate with individual management responsibilities and to reward past and future contributions to corporate objectives.

In 2008, the Compensation Committee engaged Towers Perrin, an outside consultant to do the following:  (1) to assist the Compensation Committee in determining the Company’s peer group, (2) to assess the competitiveness of the Company’s Compensation levels, as well as its aggregate long-term incentive practices relative to its peer group and (3) to perform a compensation analysis for associates at the Company’s senior director level and above, inclusive of its NEOs. The companies included in the study consisted of a select group of publicly-traded companies that engage in specialty store retailing, wholesaling and licensing of footwear, apparel and accessories, as well as companies that compete with the Company for talent. The peer group companies benchmarked included:

American Eagle Outfitters Inc.	Genesco Inc.	Rocky Brands Inc.
Ann Taylor Stores Corp.	Guess ? Inc.	Polo Ralph Lauren Corp
Aeropostale Inc.	G III Apparel Group Ltd.	Steve Madden Ltd.
Bebe Stores Inc	Hartmarx Group	Skechers U.S.A. Inc.
Brown Shoe Co. Inc.	J Crew Group Inc.	The Timberland Co.
Cache Inc.	Jones Apparel Group Inc.	Under Armour Inc.
Chico’s FAS Inc.	K-Swiss Inc.	UNIFI Inc.
Coach Inc.	Liz Claiborne Inc.	Urban Outfitters Inc.
Crocs Inc.	Movado Group Inc.	Wolverine World Wide Inc.
Deckers Outdoor Corp	Perry Ellis International Inc.

The Compensation Committee used this peer group as the baseline to review total compensation levels for each of the Company’s NEO’s and other executive members of management. The study concluded that overall, the Company’s positioning was 6% above the market median on total cash compensation and 13% below the market median on total direct compensation when including long-term incentive pay. The Company’s goal is to pay between the median and the 75th percentile.

Elements of Compensation

The Company’s executive compensation program consists of two principal components of compensation: (1) annual compensation and (2) long-term compensation. Annual compensation includes base salary and annual bonus. Long-term compensation consists primarily of equity awards subject to forfeiture restrictions.

Base Salary:  Base salaries provide a fixed base level of compensation for services rendered during the year. The Compensation Committee determines the level of the NEOs salaries annually by considering the responsibilities associated with their positions, individual performance skills and experience required for the jobs, their individual performance, the Company’s overall business performance and labor market conditions, among other factors. There were no salary increases for the NEOs in 2008. In addition, no merit increases were awarded to the NEOs or other executive members of management during the annual merit review in March 2009.

Bonus:  The Company maintains an Annual Bonus Plan to provide for performance-based compensation set by the Compensation Committee annually under the Kenneth Cole Productions, Inc. 2004 Bonus Plan, as approved by the Company’s shareholders. The annual bonus, referred to as non-equity incentive plan compensation in the Summary Compensation Table, is designed to encourage and reward the achievement of corporate, divisional and individual goals that are measurable and tied to the performance of the Company. The annual bonuses for the NEOs, set as a percentage of their annual base salaries, are based upon the achievement of Company, individual and/or performance goals set at the beginning of each fiscal year. Corporate goals may include earnings per share, net income/operating profit, net revenues, return on investment, operating cash flow or a combination thereof. Divisional goals may include sales or revenues, gross margin and divisional operating results or any combination thereof. Individual goals may include executing strategies to support the Company’s vision, advancing organizational objectives and driving operational excellence or any combination thereof.

During 2008, the NEOs target bonus and performance goals percentages were as follows:

Named Executive Officer	Target Bonus as a percentage of base salary (%)	Performance Goals Percentage of Target Bonus
		Corporate (%)	Divisional (%)	Individual (%)

Kenneth D. Cole	200%	50%	--	50%
Jill Granoff	100%	--	--	100%
David P. Edelman	50%	50%	--	50%
Douglas Jakubowski	50%	33%	34%	33%
Michael DeVirgilio	50%	33%	34%	33%

For 2008, the corporate performance goal was based on the Company’s achievement, on a fully diluted basis, of certain levels of earnings per share (“EPS”). The EPS targets were set at $0.35, $0.62 and $0.95. Twenty percent (20%) of the target bonus percentage attributable to corporate performance goals was eligible to be paid out upon achievement of $0.35 EPS and one-hundred percent (100%) for the achievement of $0.62 EPS. No portion of the target bonus percentage for corporate goals was awarded as the Company did not achieve the minimum EPS target of at least $0.35 EPS. No corporate performance goals were established for Ms. Granoff as her ability to substantially impact quantitative performance during fiscal 2008 was limited due to her employment beginning in the middle of the fiscal year.

Divisional performance goals for 2008 were based on the specific divisions for which the NEO had responsibility. All divisional operating income is based on income before allocation of corporate general and administrative expenses. No divisional performance goals were established for Mr. Cole, Ms. Granoff or Mr. Edelman as their responsibilities were not directly tied to a specific division or operating unit. Mr. Jakubowski’s 2008 divisional performance goal was based on the achievement of sportswear divisional operating income. Mr. DeVirgilio’s 2008 divisional performance goal was based on the achievement of licensing and international operating income. No portion of the target bonus for divisional performance goals was awarded to Mr. Jakubowski or Mr. DeVirgilio as the minimum divisional operating income target goals were not met.

Individual performance goals for 2008 were based upon key initiatives to define and implement the Company’s strategic plan, develop talent, drive operational excellence or any combination thereof. The NEOs individual goals for 2008 were as follows:

Mr. Cole’s 2008 individual performance goals included hiring a Chief Executive Officer (“CEO”), transitioning into a new role as Chairman and Chief Creative Officer focused on design, marketing and public relations, collaborating with the CEO to attract top talent and supporting the CEO and executive management in developing the three-year strategic plan to be approved by the Board of Directors during 2008. Ms. Granoff’s 2008 individual performance goals included developing the three-year strategic plan, working with Mr. Cole and the Company’s Human Resources Department to define a new organizational structure and attract top talent, developing a communication plan for the future direction of the Company, developing a five year business plan for the Le Tigre lifestyle brand, improving Consumer Direct performance and relaunching the Company’s website. Mr. Edelman’s individual performance goals included assisting the CEO with the three-year strategic plan, identifying and implementing margin enhancement and expense reduction initiatives, improving the budget process, creating a new pay for performance compensation plan in collaboration with the Human Resources Department and assuming responsibility for information technology, customer service and warehousing/distribution for the Company. Mr. Jakubowski’s 2008 individual performance goals included redefining the brand position of Kenneth Cole New York and Kenneth Cole Reaction, reengineering the product development process to improve speed to market, developing a three-year plan to grow sales and improve profitability of men’s apparel across all channels of distribution, developing a plan for the women’s apparel business and engaging key retail partners to discuss and define key initiatives to grow business. Mr. DeVirgilio’s 2008 individual performance goals included developing a three-year international strategic plan, recruiting an executive to lead the International Division, developing plans to maximize and develop each licensing business, growing the Le Tigre lifestyle brand and launching a duty-free retail strategy. All of the executive officers were awarded a portion of their target bonus by the Committee for their achievement of individual performance goals.

The Compensation Committee evaluated the performance of each NEO considering the achievement of corporate, divisional and individual goals and their respective weightings. On a combined basis, each NEO received the following bonus payout:  Mr. Cole received 33%, Ms. Granoff received 100%, Mr. Edelman received 35%, Mr. Jakubowski received 17% and Mr. DeVirgilio received 24%. These amounts are included in the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” caption. Mr. Cole elected to receive 100% and Ms. Granoff elected to receive 50% of their 2008 performance bonus in stock options in lieu of a cash payment. In addition, the Compensation Committee awarded a discretionary one-time bonus to Mr. DeVirgilio in the amount of $50,000 for his efforts in the licensing segment.

Subsequent to year end, the Company implemented a 100% pay for performance bonus program based solely on the Company’s financial performance to better align associate goals with shareholders goals. In 2009, bonuses will be paid based on the achievement of corporate EPS and divisional EBITDA targets. In addition, Mr. Cole’s bonus percentage target will change from 200% of his base salary to 100%.

Equity-based Incentive Plan:  The Company maintains the Kenneth Cole Productions, Inc. 2004 Stock Incentive Plan to provide for equity-based compensation. Awards under this plan are designed to:

•

align the financial interests of the NEOs and other members of executive management with those of the Company’s shareholders;

•

reward the NEOs and members of executive management for building shareholder value; and

•

encourage the NEOs and member of executive management to remain in the Company’s employ over the long term.

The Compensation Committee believes that stock ownership by management is beneficial to all shareholders and as such, over the years it has granted stock options and restricted stock to the NEOs and other key employees. The Compensation Committee administers all aspects of the plan and determines the amount of and terms applicable to any award under the plan.

In determining the number of stock options or restricted shares to be awarded to the NEOs and members of executive management, the Compensation Committee took into consideration each executive’s level of responsibility, leadership abilities, corporate collaboration, brand contribution, development of Company culture and commitment to the Company’s success. The Compensation Committee also considers the recommendations of Mr. Cole and Ms. Granoff (with respect to the NEOs other than themselves) and the individual performance of the executive. As a general practice, both the number of shares granted to any NEO as well as the proportion of these shares relative to the total number of shares granted increase as the executive’s responsibilities increase.

In 2008, the Compensation Committee granted stock options to its NEOs. The exercise price of stock options was set at the fair market value of the Company’s stock on the grant date to ensure that the NEOs were rewarded only to the extent that the Company’s stock price appreciated following the grant date of the options. Stock options typically vest three to five years from date of grant. This vesting schedule is intended to reward the NEOs for performance over multiple years and to encourage such individuals to remain in the Company’s employ during the vesting period.

The Compensation Committee also may award shares of restricted stock under the Company’s stock incentive plan. These shares are subject to certain restrictions and generally vest over a period of three to four years from the date of grant. This vesting schedule encourages sustained financial performance, retention and long-term investment in the Company by NEOs receiving such awards. The grants of restricted stock have some advantages as an equity compensation vehicle as shares of restricted stock have an intrinsic value when granted (as opposed to stock options). No shares of restricted stock were granted to NEOs during 2008 except for 100,000 shares issued to Ms. Granoff as defined in her employment agreement.

Executive Deferred Compensation Programs:  The Company maintains three non-qualified Executive Deferred Compensation Programs that are in compliance with regulation 409a of the Internal Revenue Code which regulates deferred compensation. One deferred compensation program is exclusively for Mr. Cole (“KDC Plan”). A second program is designed for participation of the other NEOs and certain other U.S.-based eligible employees (“Nonqual Plan”). The Company has adopted these plans to allow executives to save for retirement or other needs on a tax advantaged basis and to be competitive with the Company’s peer group. The Company also maintains a third non-qualified deferred compensation plan, in the form of a Supplemental Executive Retirement Plan (“SERP”), which serves as a long term retention initiative.

Under the KDC Plan, Mr. Cole may elect to defer his entire base salary and annual bonus. The investment of amounts deferred under the KDC Plan are self-directed by Mr. Cole. Under the Nonqual Plan, participants may elect to defer up to 80% of their base salary and their entire annual bonus. Employees have the right to select various investment options. Investment choices under this program are similar to those choices provided under the Company’s 401(k) Plan, which consist of mutual funds.

The SERP provides for the Company, at its discretion, to contribute to the SERP on behalf of qualified employees. The SERP does not allow for employee contributions. Contributions by the Company are vested based upon the respective participants’ years of service. Each employee may select various investment options, and the value of the assets associated with the employee will then be based upon the returns of those investments. The Company has the right to invest in any funds at its discretion. The participants in the SERP are subject to non-compete, non-solicitation and confidentiality provisions which serve as a retention vehicle for the Company. On January 1, 2008 the Company amended its SERP. Under the amended plan, benefits earned become 30% vested after 3 years of service, 60% vested after 6 years of service and 100% vested after 10 years of service or termination of service as a result of retirement, disability or death. (Refer to “All Other Compensation” in the Summary Compensation Table.)

Perquisites and Other Personal Benefits:  The Company also provides the NEOs and key executives with certain perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the NEOs, which include a car allowance for each NEO. Mr. Cole has a Company car and driver and Ms. Granoff is provided a car service. In addition, for security purposes, the Board has recommended that Mr. Cole use chartered aircraft for air travel. The costs to the Company associated with providing these benefits for the NEOs are reflected in the Summary Compensation Table under the “All Other Compensation” caption.

Employment, change in control and severance agreements:  The Company provides employment agreements to certain NEOs. Mr. Cole and Mr. Edelman do not have employment agreements. The Company believes entering into non-competition and non-solicitation arrangements with the NEOs is important to protect the Company following the cessation of their employment and also believe that severance provisions help attract and retain top performing executive officers.

Jill Granoff, Chief Executive Officer of the Company, entered into a letter agreement dated April 13, 2008 and amended on December 31, 2008 to conform to the requirements of Section 409A of the Internal Revenue Code, which provides that her employment shall commence on May 5, 2008 and continue until May 4, 2012. The agreement is automatically extended by one year on May 5, 2012 and on each May 5th thereafter unless written notice of non-renewal is given either by Ms. Granoff or the Company at least one-hundred twenty days prior to May 5th. Ms. Granoff is entitled to receive an annual salary of $1,000,000 (subject to good faith review for possible increase annually) and a target bonus award equal to 100% of her base salary. In addition, in the event the Company exceeds its bonus plan targets, Ms. Granoff has the opportunity to receive an additional bonus up to an additional 100% of base salary based on earnings, as determined by the Compensation Committee. For fiscal year 2008 only, Ms. Granoff received a bonus award of $1,000,000, based upon her individual performance goals and the terms of her employment agreement. Ms. Granoff requested that this bonus be paid $500,000 in cash and $500,000 in stock options to demonstrate her long-term commitment to the company and driving shareholder value. The Compensation Committee of the Board fully endorsed and approved this request.

Ms. Granoff’s agreement also provides for a grant of 100,000 shares of restricted stock for 2008 and grants of 50,000 shares of restricted stock for each of the next three years. For each grant, the restrictions lapse over a three-year period from issuance. In addition, Ms. Granoff received a grant of 250,000 stock options which vest over a four-year period. Other benefits and perquisites provided by the agreement include the eligibility to participate in the 401(k) plan, SERP plan and basic health, life, accidental death and business accident insurance. In addition, the Company maintains a life insurance policy in the face amount of $7 million and a supplemental disability policy of at least $2 million. The agreement also provides for severance payments in the event she is terminated by the Company without cause or is she terminates her employment for good reason, or if her employment is terminated in connection with a change of control of the Company. See “Potential Payouts upon Termination or Change in Control.”

Douglas Jakubowski, Chief Merchandising Officer of the Company, entered into a letter agreement with the Company dated October 12, 2006, which provides that he is entitled to receive an annual salary of $500,000 (subject to good faith review for possible increase annually) and a target bonus award equal to 50% of the actual base salary paid for the prior fiscal year. In addition, in the event the Company exceeds its bonus plan targets, Mr. Jakubowski has the opportunity to receive an additional bonus up to an additional 50% of base salary based on earnings, as determined by the Compensation Committee. The agreement also provided for a grant of 40,000 shares of restricted stock on which the restrictions lapse at the end of a three-year period. Other benefits and perquisites provided by the agreement include the eligibility to participate in the 401(k) plan, SERP plan and basic health, life, accidental death and business accident insurance. Mr. Jakubowski’s agreement provides for severance in the event he is terminated by the Company without cause or if he voluntarily terminates his employment within twelve months following a change in control of the Company. See “Potential Payouts upon Termination or Change in Control.”

Michael DeVirgilio, the Company’s President of Licensing and International, signed a letter agreement dated March 31, 2006, which provides that Mr. DeVirgilio is entitled to receive an annual salary of $450,000 (subject to good faith review for possible increase annually) and a target bonus award of 50% of the actual base salary paid for the prior fiscal year. Mr. DeVirgilio has the opportunity to receive an additional bonus up to an additional 50% of base salary based on earnings as determined by the Compensation Committee. The agreement also provided for an initial grant of 20,000 shares of restricted stock vesting over a four-year period. Other benefits and perquisites provided by the Company include the eligibility to participate in the 401(k) plan, SERP and basic health, life, accidental death and business accident insurance as well as a monthly auto allowance. The agreement provides for severance in the event he is terminated by the Company without cause. See “Potential Payouts upon Termination or Change in Control.”

Tax Implications

Deductibility of Executive Compensation:  The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides generally that the Company may not deduct compensation of more than $1,000,000 that is paid to any of the NEOs and key executives. The Company believes that all compensation paid under its management incentive plans is generally fully deductible for federal income tax purposes. The Company’s annual bonus plan is designed to qualify under Section 162(m) and was approved by the Company’s shareholders in 2004. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements, but the Committee believes to be in the best interest of its shareholders in order to ensure competitive levels of total compensation for the NEOs. All of the compensation paid to the NEOs and key executives for 2008 will be fully deductible.

Non-qualified Deferred Compensation:  On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to non-qualified deferred compensation arrangements. The Company has amended its non-qualified deferred compensation plans to comply with this new law, where necessary. The Company is in compliance with these regulations, which were effective as of December 31, 2008, and resulted in no material changes to the Company’s prior non-qualified deferred compensation plans.

Adjustment of Recovery of Awards

The Company has not adopted a formal or informal policy regarding the adjustment or recovery of awards in connection with a restatement or adjustment of financial statements that would otherwise have resulted in a reduction in the size of the award or payment.  The Company has not experienced any situations or occasions that would result in a reduction in the size of the award or payment. If the Company were to experience such an adjustment in the future, the Compensation Committee would assess the circumstances relating to the adjustment and take such legally permissible actions as it believes to be appropriate.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with the Company’s management. Based on such review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in these proxy materials.

THE COMPENSATION COMMITTEE

Robert C. Grayson (Chairman)

Martin E. Franklin

Denis F. Kelly

Philip R. Peller

Compensation Committee Interlocks and Insider Participation

The Company’s Board approves compensation decisions recommended by the Compensation Committee. The Compensation Committee is composed of Mr. Grayson (Chairman), Mr. Franklin, Mr. Kelly and Mr. Peller, none of whom served as an officer or employee during 2008. Kenneth D. Cole and Jill Granoff, executive officers and directors of the Company during 2008, participated in the Board’s deliberations regarding certain executive compensation matters, other than their own compensation.

Summary Compensation Table for Fiscal Year-End December 31, 2008

The following table sets forth the aggregate compensation awarded to, and earned by the Named Executive Officers, for services rendered in all capacities to the Company and its subsidiaries for the years ended December 31, 2008, 2007 and 2006:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)

Kenneth D. Cole	2008	$1,000,000	--	$1,996,417	$1,058,629 (11)	-- (11)	--	$267,316 (6)	$4,322,362
Chairman of the Board	2007	$1,000,000	--	$1,922,736	$759,140	$666,667	$3,115,334	$230,673	$7,694,550
Chief Creative Officer	2006	$1,000,000	--	$789,750	$759,140	$1,000,000	$297,555	$277,600	$4,124,045

Jill Granoff	2008	$634,615	--	$288,556	$675,667 (11)	$500,000 (11)	--	$88,851 (7)	$2,187,689
PEO
Chief Executive Officer

David P. Edelman	2008	$435,000	--	$198,875	$19,091	$76,000	--	$95,567 (8)	$824,533
PFO
Chief Financial Officer	2007	$430,385	--	$213,454	$60,446	$72,500	$25,023	$88,652	$890,460
	2006	$405,719	--	$120,642	$60,446	$102,500	$26,550	$84,097	$799,954

Douglas Jakubowski	2008	$500,000	--	$452,138	$17,567	$42,000	--	$98,709 (9)	$1,110,414
Chief Merchandising Officer	2007	$500,000	--	$468,957	--	$83,333	--	$92,175	$1,144,465
	2006	$369,231	--	$137,693	--	$80,000	--	$15,000	$601,924

Michael DeVirgilio	2008	$465,000	50,000 (1)	$225,308	$24,947	$55,000	--	$89,108 (10)	$909,363
President, Licensing and International	2007	$462,231	--	$250,247	$46,404	$103,323	$26,698	$69,443	$958,346
	2006	$443,736	--	$143,848	$46,404	$112,500	$12,458	$65,769	$824,715

______

(1)

Mr. DeVirgilio received a one-time bonus related to his efforts in the licensing business segment.

(2)

These amounts represent the compensation expense recognized in the Company’s 2008 consolidated financial statements under SFAS 123(R) (except that the estimates of forfeitures related to service-based vesting conditions are not included) and does not reflect actual compensation paid to the Named Executive Officer in the year disclosed. This expense relates to restricted stock granted in 2008 and prior years. Amounts are based on the stock price on the date of grant. Please refer to Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2008 included in the Annual Report on Form 10-K for the assumptions used to calculate these amounts.

(3)

These amounts represent the compensation expense recognized in the Company’s 2008 consolidated financial statements under SFAS 123(R) related to stock options granted in 2008 and prior (except that the estimates of forfeitures related to service-based vesting conditions are not included) and do not reflect actual compensation paid to the Named Executive Officer in the year disclosed and are based on the fair value as calculated under the Black-Scholes model on the date of grant. No stock options were awarded in 2006 and 2007. Please refer to Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2008 included in the Annual Report on Form 10-K for the assumptions used to calculate these amounts.

(4)

Amounts represent earnings from Mr. Cole’s deferred compensation plan and the other Named Executive Officer’s SERP amounts above the preferential market rate or 120% of the applicable federal long-term rate.

(5)

Amounts include SERP contributions which vest over time, with 30% vesting after three years of service, 60% vesting after six years of service and 100% vesting upon ten years of service or termination from service resulting from retirement, disability or death.  This includes amounts which the Named Executive Officer may not currently be entitled to receive because such amounts are not fully vested as well as certain non-compete covenants that must be met upon termination of employment.

 (6)

Amount represents (a) $75,181 for restricted stock dividends; (b) $150,024 for auto and related expenses; and (c) $42,111 to provide     chartered aircraft transportation for Mr. Cole’s personal travel. Under Board Policy, for security reasons, chartered aircraft is made available to Mr. Cole for both business and personal travel.

(7)

Amount represents car service of $27,352 and executive life insurance of $61,499.

(8)

Amount represents car allowance of $14,400; employer 401(k) match; SERP contributions of $54,375; restricted stock dividends; $17,105 for executive life insurance.

(9)

Amount represents car allowance of $12,000; employer 401(k) match; SERP contributions of $62,500; restricted stock dividends; $15,653 for executive life insurance.

(10)

Amount represents car allowance of $12,000; SERP contributions of $58,125; restricted stock dividends; executive life insurance.

(11)

The Company paid its 2008 performance bonuses on March 11, 2009. Mr. Cole elected to receive stock options with a fair value of $666,667 in lieu of receiving cash for his performance bonus. Ms. Granoff elected to receive 50%, or $500,000, of her performance bonus in stock options in lieu of cash.

Grants of Plan-Based Awards

For 2008

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (3)
		Threshold ($)	Target ($)	Maximum ($)
Kenneth D. Cole	N/a	400,000	2,000,000	4,000,000	--	--	--	--
	5/29/2008	--	--	--	--	300,000	$14.84	$1,972,200

Jill Granoff	N/a	200,000	1,000,000	2,000,000	--	--	--	--
	5/29/2008	--	--	--	100,000	--	$14.84	$1,484,000
	5/29/2008	--	--	--	--	250,000	$14.84	$1,054,000

David. P. Edelman	N/a	43,500	217,500	435,000	--	--	--	--
	5/29/2008	--	--	--	--	20,000	$14.84	$84,320

Douglas Jakubowski	N/a	50,000	250,000	500,000	--	--	--	--
	5/29/2008	--	--	--	--	25,000	$14.84	$105,400

Michael DeVirgilio	N/a	46,500	232,500	465,000	--	--	--	--
	5/29/2008	--	--	--	--	30,000	$14.84	$126,480

(1) Annual bonuses awarded under the Company’s non-equity incentive program are based on the NEOs salary and on the achievement of corporate, divisional and/or individual goals. The threshold amount is based on 20% of the Named Executive Officers’ target bonus. Mr. Cole’s target amount was 200% of his base salary and Ms. Granoff’s target bonus was 100% of her base salary. The other three NEOs target bonus is based on 50% of each of their base salaries. The maximum payout is twice the amount of the NEOs target bonus amount. No amount is awarded if performance is not achieved. Actual annual bonus payments made to the NEOs are disclosed in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” caption.

(2) Dividends are accrued throughout the vesting period of restricted stock and are paid out on vesting dates. Amounts paid out for dividends on restricted stock are included in ”All Other Compensation” for each Named Executive Officer within the 2008 Summary Compensation Table.   The dividend rate is the same as all other shareholders who receive dividends.

 (3) The fair market value of stock options is determined using the Black-Scholes option valuation model.

Outstanding Equity Awards at Fiscal Year-End

December 31, 2008

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Exercise Price ($)	Vesting Dates	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Vesting Dates
Kenneth D. Cole	3/31/1999	112,500	--	$16.6667	Fully Vested	3/31/2009	--	--	--
	2/19/2000	150,000	--	$30.6667	Fully Vested	2/19/2010	--	--	--
	3/30/2001	150,000	--	$24.2500	Fully Vested	3/30/2011	--	--	--
	12/1/2001	150,000	--	$13.2500	Fully Vested	12/1/2011	--	--	--
	2/5/2003	150,000	--	$23.8500	Fully Vested	2/5/2013	--	--	--
	2/27/2003	100,000	--	$22.7500	Fully Vested	2/27/2013	--	--	--
	8/2/2004	250,000	--	$32.0900	Fully Vested	8/2/2014	--	--	--
	5/2/2005	--	--	--	--	--	12,500	$ 88,500	12,500 shares 5/2/2009
	5/17/2006	--	--	--	--	--	50,000	$ 354,000	50,000 shares 5/17/2009
	5/17/2007	--	--	--	--	--	75,000	$ 531,000	25,000 shares 5/17/2009 50,000 shares 5/17/2010
	5/29/2008	--	300,000	$14.8400	75,000 shares 5/29/2009 75,000 shares 5/29/2010 75,000 shares 5/29/2011 75,000 shares 5/29/2012	5/29/2018	--	--	--
Jill Granoff	5/29/2008		250,000	$14.8400	62,500 shares 5/29/2009 62,500 shares 5/29/2010 62,500 shares 5/29/2011 62,500 shares 5/29/2012	5/29/2018	100,000	$ 708,000	25,000 shares 5/29/2009 25,000 shares 5/29/2010 50,000 shares 5/29/2011
David P. Edelman	7/1/1999	4,500	--	$18.5833	Fully Vested	7/1/2009	--	--	--
	2/19/2000	7,500	--	$30.6667	Fully Vested	2/19/2010	--	--	--
	3/30/2001	7,500	--	$24.2500	Fully Vested	3/30/2011	--	--	--
	12/1/2001	5,000	--	$13.2500	Fully Vested	12/1/2011	--	--	--
	2/5/2003	10,000	--	$23.8500	Fully Vested	2/5/2013	--	--	--
	2/27/2003	10,000	--	$22.7500	Fully Vested	2/27/2013	--	--	--
	5/2/2005	--	--	--	--	--	1,250	$ 8,850	1,250 shares 5/2/2009
	5/17/2006	--	--	--	--	--	4,000	$ 28,320	4,000 shares 5/17/2009
	5/17/2007	--	--	--	--	--	9,000	$ 63,720	3,000 shares 5/17/2009 6,000 shares 5/17/2010
	5/29/2008	--	20,000	$14.8400	5,000 shares 5/29/2009 5,000 shares 5/29/2010 5,000 shares 5/29/2011 5,000 shares 5/29/2012	5/29/2018	--	--	--
Douglas Jakubowski	10/1/2005	--	--	--	--	--	917	$ 6,492	917 shares 10/1/2009
	5/17/2006	--	--	--	--	--	5,000	$ 35,400	5,000 shares 5/17/2009
	10/26/2006	--	--	--	--	--	40,000	$ 283,200	40,000 shares 10/26/2009
	5/29/2008	--	25,000	$14.8400	6,250 shares 5/29/2009 6,250 shares 5/29/2010 6,250 shares 5/29/2011 6,250 shares 5/29/2012	5/29/2018	--	--	--
Michael DeVirgilio	2/5/2003	4,500	--	$23.8500	Fully Vested	2/5/2013	--	--	--
	5/2/2005	--	--	--	--	--	1,250	$ 8,850	1,250 shares 5/2/2009
	5/17/2006	--	--	--	--	--	12,000	$ 84,960	4,000 shares 5/17/2009 8,000 shares 5/17/2010
	5/17/2007	--	--	--	--	--	6,000	$ 42,480	2,000 shares 5/17/2009 4,000 shares 5/17/2010
	5/29/2008	--	30,000	$14.8400	7,500 shares 5/29/2009 7,500 shares 5/29/2010 7,500 shares 5/29/2011 7,500 shares 5/29/2012	5/29/2018	--	--	--

Option Exercises and Stock Vested

as of Fiscal Year-End December 31, 2008

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Kenneth D. Cole	-	-	62,500	1,046,875
Jill Granoff	-	-	-	-
David P. Edelman	-	-	6,250	104,688
Douglas Jakubowski	-	-	3,416	53,615
Michael DeVirgilio	-	-	7,250	120,748

Nonqualified Deferred Compensation

For Fiscal Year-End

December 31, 2008

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Forfeiture of SERP Plan vesting ($) (9)	Aggregate Earnings in Last FY ($)	Aggregate Balance at Last FYE ($)
Kenneth D. Cole (7)	1,631,919 (1)	--	--	(6,805,136)	32,915,145 (3)
Jill Granoff	--	--	--	--	--
David P. Edelman (8)	--	54,375 (2)	(281,275)	(132,564)	226,526 (4)
Douglas Jakubowski (8)	--	62,500 (2)	(61,760)	574	69,183 (5)
Michael DeVirgilio (8)	--	58,125 (2)	(198,871)	(86,333)	187,236 (6)

(1)

Mr. Cole elected to defer $657,000 of his fiscal 2007 bonus goal award earned in 2007 and paid in 2008. Accordingly, the $657,000 of Mr. Cole’s contributions in 2008 was included in the “Non-Equity Incentive Plan Compensation” column of the 2007 Summary Compensation Table. Mr. Cole also elected to defer $974,919 of his 2008 base salary, which is included in the 2008 Summary Compensation Table under the “Salary” column.

(2)

These amounts are included in the 2008 Summary Compensation Table under the “All Other Compensation” caption for these respective Named Executive Officers as Company contributions made to the SERP. The amounts for Mr. Edelman and Mr. DeVirgilio are fully vested. Mr. Jakubowski is not yet vested. The ultimate distribution of these amounts is subject to certain non-compete covenants that must be met upon termination of employment. As such, some or all of these amounts may not be received by the Named Executive Officers.

(3)

Contributions recorded in the Summary Compensation Table were $19,865,272 for 2007 and prior, excluding those noted in (1) above.

(4)

Contributions recorded in the Summary Compensation Table were $510,000 for 2007 and prior. Mr. Edelman is 100% vested in the SERP.

(5)

Contributions recorded in the Summary Compensation Table were $75,000 for 2007 and prior. Mr. Jakubowski is 30% vested in the SERP.

(6)

Contributions recorded in the Summary Compensation Table were $354,000 for 2007 and prior. Mr. DeVirgilio is 100% vested in the SERP.

(7)

Mr. Cole does not participate in the SERP. However, he is a participant in the Company’s Non-qualified Executive Deferred Compensation Plan. The investments under the Non-qualified Executive Deferred Compensation Plan are directed by Mr. Cole. The plan allows for the deferral of his entire annual compensation and bonus. Currently, Mr. Cole has invested in mutual funds, equities, and hedge funds that are self-directed. Mr. Cole is the only employee in this plan at this time. Distributions from the plan are paid in a lump sum at retirement, which is defined as the latter of attaining the age of 60 or retirement from the Company.

(8)

As noted above in the Compensation Discussion and Analysis, SERP contributions vest over time, with 30% vesting after three years of service,  60% vesting after six years of service and 100% after ten years of service or termination of service resulting from retirement, disability or death.

(9)

On January 1, 2008 the Company changed the vesting requirements of the SERP Plan. Prior to 2008, an individual could only become 60% vested in the plan with the exception of retirement or death. All contributions prior to 2008 were fully vested for the amount the Company recorded as a liability for each participant on a generally accepted accounting principal basis. As such, NEOs participating in the SERP plan had their aggregate balance at last fiscal year end significantly affected from 2007 to 2008. Although not required, the Company has presented in order to present a clear understanding that the decrease in the balance as not only being affected by market conditions

Potential Payouts upon Termination or Change in Control

As noted in the Compensation Discussion and Analysis above, the Company is party to employment agreements with certain of the Named Executive Officers, which provide for certain potential post-termination severance payments and change in control payments. These payments are described below. Mr. Cole and Mr. Edelman do not have employment agreements with the Company.

Ms. Granoff’s agreement provides for severance, bonus and a one-time cash payment in the event she is terminated by the Company without cause or if she terminates her employment for good reason other than in connection with a change of control of the Company. This includes continuing bi-weekly payments of her base salary for a period of eighteen months following termination, payment of her target bonus award for the prior fiscal year, a pro rata bonus for the year termination occurs and a one-time cash payment equal to her then target bonus award. Ms. Granoff is also subject to a non-compete requirement during the severance period. In addition, her stock options shall fully accelerate, vest and remain exercisable throughout the salary continuation period. Any restrictions on previously granted restricted stock that are due to lapse within twelve months following the termination date will immediately lapse. All other shar es will be forfeited.

If Ms. Granoff is terminated by the Company without cause or if she terminates her employment for good reason within twenty-four months following a change of control of the Company, she is entitled to severance, bonus and a one-time payment. This includes a lump sum payment equal to two times her base salary, payment of her target bonus award for the prior fiscal year, a pro rata bonus for the year termination occurs and a one-time cash payment equal to her then target bonus award. All unvested restricted stock and any restricted stock not yet issued pursuant to her employment agreement shall immediately be issued and vest. All stock options shall fully accelerate and vest immediately. Ms. Granoff is also subject to a non-compete requirement during the severance period.

If Ms. Granoff is terminated by the Company as the result of non-renewal of her employment agreement, she is entitled to receive payments equal to her annual base salary. In the event that Ms. Granoff executes a separation agreement and general release following the Company’s non-renewal, the Company will make a one-time cash payment equal to her then target bonus award. In the event the Company exercises its option to enforce the non-compete, her stock options shall fully accelerate and vest and shall remain exercisable throughout the salary continuation period and any restricted stock shares that are due to vest within twelve months of the termination date will immediately vest. All other restricted stock shares will be forfeited.

Mr. Jakubowski’s agreement provides for severance in the event he is terminated by the Company without cause, which includes continuing bi-weekly payments of his base salary, medical and life insurance for a period of twelve months following termination with a non-compete requirement during the severance pay period. In addition, in the event of involuntary termination the restrictions on Mr. Jakubowski’s October 2006 restricted stock grant will lapse as follows:  (i) termination prior to the first anniversary of the effective date of his employment agreement dated October 12, 2006, no lapsing, and (ii) termination thereafter, lapsing pro rata from the effective date of his employment agreement. In the event of a change in control of the Company, Mr. Jakubowski may voluntarily terminate his employment within twelve months of the date of such event as a termination not for cause for all purposes under his agreement.

Mr. DeVirgilio’s agreement provides for severance in the event he is terminated by the Company without cause, which includes continuing bi-weekly payments of his base salary, medical and life insurance for a period of six months following termination with a non-compete requirement during the severance pay period.

At December 31, 2008, if the NEOs were terminated without cause, due to a change in control or termination for non-renewal the amounts that would have been paid out would have been as follows:

Named Executive Officer	Termination without cause	Termination due to change in control	Termination for non-renewal

Jill Granoff	$3,677,000	$5,770,000	$2,177,000
Douglas Jakubowski	$ 704,534	$ 704,534	N/A
Michael DeVirgilio	$ 232,500	N/A	N/A

Director Compensation

Directors who are also employees of the Company are not paid any fees or other remuneration, as such, for service on the Board or any of its Committees.

During 2008, each non-employee director received a quarterly cash retainer of $8,750 per quarter. Based on an analysis of non-employee director’s compensation at competitive companies in the Company’s peer group, the Company decided to increase the cash component of the directors compensation in 2008 and in 2009, increase the stock component. Beginning in the third quarter of 2008, non-employee directors receive quarterly cash retainers for each committee on which they serve. The Audit Committee chairman receives a quarterly cash retainer of $3,750 and other members receive $2,500 quarterly. The Compensation and Corporate Governance/Nominating Committee chairmen receive a quarterly cash retainer of $1,875 and other committee members receive $1,250 quarterly. Non-employee directors also receive $1,000 for each regularly scheduled quarterly Board meeting, Audit Committee meeting, Corporate Governance/Nominating Committee meeting and Compensation Committee meeting they attend. The Company’s 2004 Stock Incentive Plan provides that each non-employee director receives an automatic option grant at the inception of their service on the Board and annual grants thereafter as follows:  (i) initial grant of an option to purchase 5,000 shares of Class A Common Stock upon agreeing to serve as a director, and (ii) an annual grant of an option to purchase 5,000 shares of Class A Common Stock to be made at the first meeting of the Company’s Board following each annual meeting of the Company’s shareholders. Beginning in 2009, each non-employee director will automatically be granted either $50,000 of restricted Class A Common Stock or $50,000 of stock options determined utilizing the Black Scholes stock option valuation model, at their discretion, immediately following each shareholders meeting. This replaces the 5,000 shares of options in (ii) above. All options granted to non-employee directors have a per share exercise price equal to the market value of one share of Class A Common Stock on the date of grant. These options expire ten years from the date of grant and vest in 50% increments on the first and second anniversaries of the grant date. In addition, non-employee directors are reimbursed by the Company for all travel expenses related to meetings.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($)

Martin E. Franklin	$52,000	--	$45,722 (2)	$97,722
Robert C. Grayson	$61,750	--	$45,722 (2)	$107,472
Denis F. Kelly	$64,250	--	$45,722 (2)	$109,972
Philip R. Peller	$66,000	--	$45,722 (2)	$111,722

(1)

Each non-employee director received 5,000 stock options in 2008 with a fair value of $32,870 on the date of grant. At December 31, 2008, the aggregate amount of stock options outstanding was as follows:  Mr. Franklin – 19,167, Mr. Grayson – 52,500, Mr. Kelly – 52,500 and Mr. Peller – 20,000.

(2)

These amounts represent the compensation expense recognized in the Company’s 2008 consolidated financial statements under SFAS 123(R), except for estimates made for forfeitures. This expense relates to stock options granted in 2008, as well as options granted in prior years. Please refer to Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2008 included in the Annual Report on Form 10-K for the assumptions used to calculate these amounts. These amounts do not reflect actual compensation paid to the director in the year disclosed and are based on the fair value as calculated under the Black-Scholes model on the date of grant.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the financial management, independent registered public accounting firm and financial reporting procedures of the Company. The Audit Committee operates under a written charter, a copy of which is available in the Corporate Governance section of the Company’s website, www.kennethcole.com. The Company’s management is primarily responsible for preparing the Company’s financial statements and the independent registered public accounting firm is responsible for auditing those financial statements and evaluating the overall effectiveness of the Company’s internal controls over financial reporting. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent registered public accounting firm.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm (including private sessions with the internal auditors and the independent registered public accounting firm.)  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and that internal controls over financial reporting were effective as of December 31, 2008. The Audit Committee has reviewed and discussed the consolidated financial statements and the Company’s overall effectiveness of internal controls, with management and the independent registered public accounting firm.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Audit Committee has also received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independence of that firm. The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independence of the auditors. The Audit Committee’s policy is to approve all audit and permissible non-audit services provided by the independent registered public accounting firm. All audit and permissible non-audit services performed by the independent registered public accounting firm during 2008 were pre-approved by the Audit Committee in accordance with established procedures.

The Audit Committee also has discussed with the Company’s internal auditors and independent registered public accounting firm, with and without management present, their evaluations of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.

In further reliance on the reviews and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission. The Audit Committee also recommended, subject to shareholder ratification, the selection of the Company's independent registered public accounting firm for the 2009 fiscal year.

AUDIT COMMITTEE

Philip R. Peller (Chairman)

Robert C. Grayson

Denis F. Kelly

The foregoing Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

PROPOSAL TWO:  AMENDMENT TO THE KENNETH COLE PRODUCTIONS INC. EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AUTHORIZED FOR ISSUANCE BY 150,000 SHARES

Subject to shareholder approval, the Board recommended an amendment to the Kenneth Cole Productions, Inc. Employee Stock Purchase Plan (“ESPP”) to increase the number of authorized shares of Class A Common Stock for issuance by 150,000 shares (from 150,000 shares to 300,000 shares).

The ESPP was adopted to offer eligible employees the opportunity to purchase shares of the Company’s stock at a discounted price and to provide an incentive for continued employment. The increase to the number of authorized shares of Class A Common Stock for issuance will enable the Company to continue providing this benefit to new and current employees.

Purpose and Eligibility

The ESPP, which is intended to qualify under Section 423 of the Internal Revenue Code, is designed to encourage stock ownership by employees of the Company and the Company’s subsidiaries which have been designated by the Board (each, a “Designated Subsidiary”). The ESPP is also drafted broadly enough to allow for the inclusion of any future subsidiaries. The following summary of the ESPP is qualified in its entirety by express reference to the text of the ESPP. Generally, individuals who have been employed by the Company or a Designated Subsidiary for at least six consecutive months on the Enrollment Date (as defined below) with respect to an Offering Period (as defined below) and who timely file a subscription agreement with the Company are eligible to participate in the ESPP for that Offering Period. No person is eligible to participate, who, after the grant of options under the ESPP, owns (including all shares which may be purchased under any outstanding options) 5% or more of the total combined voting power or value of all classes of shares of the Company or of any parent or subsidiary company. Currently approximately 1,100 individuals are eligible to participate in the ESPP.

Administration

The ESPP is administered by the Compensation Committee of the Board or such other committee as may be appointed by the Board (the “Committee”). The Committee has full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, to determine eligibility, and to adjudicate all disputed claims filed under the ESPP.

Participation

Each eligible employee electing to participate in the ESPP must execute and deliver to the Company a subscription agreement which indicates the amount to be deducted from the participant’s paychecks. Such deduction may not be greater than 10% of the participant’s compensation (which includes wages, salary, overtime, bonus and commissions). Deductions are accumulated each calendar quarter (“Offering Periods”) which begins on the first business day after January 1, April 1, July 1 and October 1 of each year (each, an “Enrollment Date”), respectively, and end on the last business day which falls on or prior to March 31, June 30, September 30 and December 31 of each year (each, an “Exercise Date”), respectively. The first Offering Period began on April 1, 2000.

Purchase of Common Stock

For each Offering Period, on the Enrollment Date the Company will grant to each participant an option to purchase on the Exercise Date at a price determined as described below (the “Purchase Price”) that number of full and fractional shares of Common Stock which his or her accumulated payroll deductions on the Exercise Date will purchase at the Purchase Price. The Purchase Price for each Offering Period will be 85% of the Fair Market Value of the Common Stock on the Exercise Date. As promptly as practicable after each Exercise Date, the full and fractional shares of Common Stock purchased for a participant will generally be held by the Company or deposited by the Company at a brokerage house designated by the Committee and held for the benefit of the participant until such time as the participant requires delivery of such shares or requests that any shares be sold and the proceeds therefrom be distributed to the participant. The closing price of the Common Stock on the NYSE on April 8, 2009 was $6.83 per share.

Withdrawal

A Participant may withdraw all but no less than all of the payroll deductions credited to his Account and not yet used to exercise his option under the Plan by giving written notice to the Company at least 30 calendar days prior to the Exercise Date of an Offering Period. Once a Participant withdraws from the Plan during an Offering Period, he may not resume participation until the next Offering Period. Such Participant may resume participation by delivering to the Company a new Subscription Agreement. Upon a Participant’s ceasing to be an employee of the Company for any reason, he will be deemed to have elected to withdraw from the

Plan, all unused payroll deductions credited to his Account will be returned to the Participant or, in the case of his death, his designated beneficiary, and his options will be automatically terminated.

Limitation

No person shall be granted options which permit his or her right to purchase Common Stock under the ESPP and any other similar stock purchase plans of the Company to accrue at a rate which exceeds $25,000 worth of Common Stock (determined at the Fair Market Value of such stock at date of grant) for each calendar year in which such options are at any time outstanding.

Amendment and Termination

The ESPP can be amended or terminated by the Board at any time, but no such termination may adversely affect rights previously granted. The Board must seek shareholder approval for amendments to the ESPP which require such approval pursuant to Section 423 of the Internal Revenue Code (the “Code”).

Federal Tax Consequences

The following is a brief discussion of the Federal income tax consequences of transactions under the ESPP based on the Code. The ESPP is not qualified under Section 401(a) of the Code, which provides certain protections to participants in qualified retirement plans. This discussion does not address all aspects of Federal income taxation and does not describe state or local tax consequences. Participants in the ESPP should consult their own tax advisors.

The ESPP is intended to qualify under Section 423(a) of the Code, which would entitle participants to certain benefits with respect to transfer of Common Stock under Section 421(a) of the Code. Under Section 421(a), a participant will not be required to recognize income on an Enrollment Date or on an Exercise Date. Section 423(c) of the Code requires that, provided the holding periods described below are met, when the shares of Common Stock acquired during an Offering Period pursuant to the ESPP are sold or otherwise disposed of in a taxable transaction (or in the event of the death of the participant while owning such shares whether or not the holding period requirements are met), the participant will recognize income subject to Federal income tax as “ordinary income”, for the taxable year in which disposition or death occurs, in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock at the time of such disposition or death over the amount paid for such shares, and (ii) the excess of the fair market value of the Common Stock on the Enrollment Date of the applicable Offering Period over the option price, determined on the Enrollment Date. Such recognition of income upon disposition shall have the effect of increasing the taxable basis of the shares in the participant’s possession by an amount equal to the income subject to Federal income tax. Any additional gain or loss resulting from the disposition (provided it is not a disqualifying disposition), measured by the difference between the amount paid for the shares and the amount realized (less the amount recognized as income as described above), will be recognized by the participant as long-term capital gain or loss. No portion of the amount received pursuant to such disposition will be subject to withholding for federal income taxes or be subject to FICA or FUTA taxes.

The Company will not be entitled to any deduction in the determination of its taxable income with respect to the ESPP, except in connection with a disqualifying disposition as discussed below.

In order for a participant to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 423(a) requires that the participant make no disposition of the shares acquired during an Offering Period within two years from the Enrollment Date or within one year from the Exercise Date of the Offering Period.

If a Participant disposes of Common Stock acquired pursuant to the ESPP before the expiration of the holding period requirements set forth above (a “disqualifying disposition”), the participant will realize, at the time of the disposition, “ordinary income” to the extent the Fair Market Value of the Common Stock on the Exercise Date exceeds the amount paid for the shares. The difference between the fair market value of the Common Stock on the Exercise Date and the amount realized on the disposition is treated as long-term or short-term capital gain or loss, depending on the participant’s holding period in the Common Stock. The amount treated as “ordinary income” may be subject to the income tax withholding requirements of the Code and FICA withholding requirements. At the time of such disqualifying disposition, the Company will be entitled to deduct an amount in the determination of its taxable income equal to the amount taken into “ordinary income” by the participant.

New Plan Benefits

The number of shares of Common Stock purchased under the ESPP is entirely dependent on each participant’s contribution to the ESPP and the value of Common Stock on the Exercise Date. The Company cannot forecast the number of shares that will be purchased in the future by any individual. Therefore, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the ESPP. Compensation paid and other benefits granted under the Plan in respect of the 2008 fiscal year to the Named Executive Officers are set forth in the Summary Compensation Table.

The Board of Directors unanimously recommends a vote “FOR” Proposal Two:  Amendment to the Kenneth Cole Productions, Inc. Employee Stock Purchase Plan to increase the number of shares of Class A Common Stock authorized for issuance by 150,000 shares.

PROPOSAL THREE:  APPROVAL OF THE KENNETH COLE PRODUCTIONS, INC. 2009 PAY FOR PERFORMANCE BONUS PLAN

The Board of Directors has adopted and hereby submits to the shareholders for approval the Kenneth Cole Productions, Inc. 2009 Pay for Performance Bonus Plan (the “Bonus Plan”). The Board of Directors believes that it is in the best interest of the Company and the shareholders to adopt a plan, which provides for incentive compensation in the form of an annual bonus to key executives responsible for the success of the Company. Compensation payable under the Bonus Plan is based on annual corporate performance and is tied to an increase in stockholder value. The Bonus Plan is designed so that, if approved by the Company’s shareholders, all compensation payable will be fully deductible by the Company under Section 162(m) of the Internal Revenue Code (the “Code”).

The following is a summary of the material features of the Bonus Plan. A full copy of the Bonus Plan has been filed with the Securities and Exchange Commission.

Eligibility

Participation in the Bonus Plan will be limited to the executive officers of the Company as designated by the Compensation Committee. Currently, the Company’s senior executive management, such as the Chairman and Chief Creative Officer, Chief Executive Officer, Chief Financial Officer and several others, has been designated by the Compensation Committee for participation in the Bonus Plan. Employees who have not already been designated for participation in the Bonus Plan may in the future be entitled to incentive compensation under the Bonus Plan at the discretion of the Compensation Committee.

Plan Administration

The Bonus Plan will be administered by the Compensation Committee, which has full power and authority to determine which key executives of the Company will receive awards under the Bonus Plan, to set performance goals and bonus targets as of the commencement of any fiscal year, to interpret and construe the terms of the Bonus Plan and to make all determinations it deems necessary in the administration of the Bonus Plan, including the determination with respect to the achievement of performance goals and the application of such achievement to the bonus targets.

Performance Criteria; Bonus Awards

For each plan year, the Compensation Committee will select the performance criteria to be used for that plan year. The permissible performance criteria under the Bonus Plan are:  (i) pre-tax earnings, (ii) earnings per share; (iii) operating income; (iv) net sales; (v) royalty revenue; (vi) net revenue; (vii) return on investment; (viii) operating cash flow; and (ix) any other financial metrics the Compensation Committee deems appropriate. Performance goals may be based upon any one or a combination of performance criteria. The Compensation Committee will also determine the appropriate weight to be given to any applicable performance criteria for a plan year. The Compensation Committee will establish one or more performance goals not later than ninety (90) days following the commencement of each fiscal year for which annual bonus awards may be earned. At such time, the Compensation Committee will also establish a target bonus for each participant for each plan year, expressed as either a fixed dollar amount or as a percentage of a participant’s base salary. Actual bonus awards may be less than, equal to or greater than the participant’s target bonus, ranging from 0% to 200% of target, depending on the level of attainment of performance criteria.

Bonus Payouts

At the end of every fiscal year for which bonus amounts can be earned, the Compensation Committee will make a written determination with respect to each participant as to the level of achievement of the performance goals. The percentage of achievement will then be applied to the bonus targets to determine the amount of bonus to be paid to each participant. However, the maximum bonus amount that any individual may earn for any fiscal year is $4,000,000.

Termination and Amendment

The Board of Directors may amend or terminate the Bonus Plan at any time, provided that no amendment will be effective prior to approval by the Company’s shareholders to the extent such approval is required by Section 162(m) of the Code or otherwise required by law.

New Plan Benefits

Because the payment of an annual bonus under the Bonus Plan for any fiscal year is contingent on the achievement of the performance goals as of the end of the fiscal year, the Company cannot determine the amounts that will be payable or allocable for fiscal year 2009 or in the future. Consequently, the amounts listed in the table below are based on the Company’s performance for fiscal year 2008, determined as if the Compensation Committee’s designated criteria for 2009 had been in place during 2008.

Name	Position	Dollar Value (1)	Number of Units

Kenneth D. Cole	Chairman of the Board and Chief Creative Officer	$0	N/A
Jill Granoff	Chief Executive Officer	$0	N/A
David P. Edelman	Chief Financial Officer	$0	N/A
Douglas Jakubowski	Chief Merchandising Officer	$0	N/A
Michael DeVirgilio	President of Licensing and International	$0	N/A

(1) This amount is based on the 2009 performance goals set by the Compensation Committee, based on the Company’s performance in 2008.

The Board of Directors unanimously recommends a vote “FOR” Proposal Three:  Approval of the Kenneth Cole Productions, Inc. 2009 Pay for Performance Bonus Plan.

PROPOSAL FOUR:  AMENDMENT TO THE AMENDED KENNETH COLE PRODUCTIONS INC. 2004 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK SHARES AUTHORIZED FOR ISSUANCE BY 3,000,000 SHARES

In February 2009, the Board of Directors of the Company (the “Board”) amended the Company’s Amended 2004 Stock Incentive Plan (the “Plan”), subject to shareholder approval, to increase the number of Class A Common Shares authorized for issuance in connection with equity awards granted to employees, Officers, and Directors of the Company, by 3,000,000 shares.

Under the Plan, as of December 31, 2008, options covering 1,549,667 shares had been granted, of which none were exercised, 426,667 were exercisable and 276,750 were cancelled. In addition, restricted stock shares of 1,308,159 had been granted, of which 294,781 were vested and 324,520 were cancelled. Shares totaling 425,836 were available for future awards.

Set forth below is a description of the general terms and conditions of the Plan and certain federal income tax consequences of Plan participation. A full copy of the Plan, as amended, has been filed with the SEC.

Purpose and Eligibility

The primary purpose of the Plan is to induce key employees and members of the Board who are neither employees nor officers of the Company (“Non-Employee Directors”) to remain in the service of the Company, to attract new key employees and Non-Employee Directors and to encourage such key employees and Non-Employee Directors to acquire stock ownership in the Company. The Plan contemplates the issuance of equity-based awards, including stock options that qualify as “incentive stock options”  (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), options that do not qualify as Incentive Options (“Non Qualified Options”) (collectively, “Options”), shares of restricted stock and other equity-based awards (collectively “Awards”), as determined by a committee of the Board of the Company. Awards may be granted to key employees, consultants or Non Employee Directors (collectively, “Eligible Persons”). However, Incentive Options may only be granted to employees. At present, the approximate number of Eligible Persons is 1,100.

If the shareholders approve the amendment of the Plan, the aggregate number of shares of Class A Common Stock with respect to which equity awards may be granted under the Plan will be 6,000,000, (which includes the aggregate number of shares immediately available for grant under the 1994 Plan as of April 29, 2004.) The aggregate number of shares of Class A Common Stock with respect to which Options and stock appreciation rights may be granted to any Eligible Person in any fiscal year is 300,000 and restricted shares of 100,000.

Administration

The Plan is administered by the Compensation Committee, which currently consists of four Non-Employee Directors. To the extent the composition of the Board permits, the members of the committee administering the Plan must be both “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “outside directors” for purposes of Section 162(m) of the Code. The members of the Compensation Committee are appointed by the Board and serve at the pleasure of the Board. The Compensation Committee, in its sole discretion, has the authority, among other things:  to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements or certificates; to determine the Eligible Persons to whom Awards will be granted (“Participants”) and the time or times and prices at which grants will be made and become exercisable and forfeitable; to determine the number of shares of Class A Common Stock covered by an Award and whether such Award shall be an Incentive Option; and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Compensation Committee are final, binding and conclusive on all Participants and on their legal representatives and beneficiaries.

Non Employee Directors’ Formula Options

Pursuant to the terms of the Plan, unless otherwise determined by the Compensation Committee, each Non Employee Director will automatically be granted $50,000 of restricted Class A Common Stock or $50,000 of stock options determined by the Black Scholes stock option valuation model, at their discretion, immediately following each shareholders meeting with a per share exercise price equal to the fair market value on the date of grant, unless otherwise determined by the Compensation Committee. In addition when a Non-Employee Director is first elected to the Board prior to the date of a shareholders’ meeting, he or she will be granted 5,000 stock options. Each Non-Employee Director’s Formula Option will have a term of ten years from the date of grant and will vest in fifty percent (50%) increments on the first and second anniversaries of the date of grant. Shares of restricted stock will vest in fifty percent (50%) increments on the first and second anniversaries of the date of grant.

Terms and Conditions of Options

In no event will the per share exercise price for an Incentive Option be less than 100% of the fair market value of a share on the date of grant. The per share exercise price for an Incentive Option granted to a 10% of Class A Common Stock shareholder will not be less than 110% of the fair market value of a share at the time the Incentive Option is granted. The per share exercise price for a Non-Qualified Option (other than a Non-Employee Director’s Formula Option) shall not be less than 85% of the fair market value of a share on the date of grant. In the event the fair market value of the Class A Common Stock declines below the exercise price set forth in any Option, the Committee may, at any time, adjust, reduce, cancel and regrant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Class A Common Stock, provided, however, that none of the above actions may be taken without prior approval of the Board of Directors and none of the above actions may be taken with respect to a Non-Employee Director’s Formula Option.

The Compensation Committee may, in its discretion, determine the vesting and exercisability of any Option, other than a Non-Employee Director’s Formula Option, at the time of grant. The Compensation Committee may for any reason, in its discretion, accelerate the vesting and exercisability of any Option other than a Non-Employee Director’s Formula Option, prior to the time when it would otherwise be exercisable. The term of each Option cannot exceed ten years from the date of grant. However, any Incentive Option granted to a 10% shareholder cannot be exercisable after the expiration of five years from the date the Incentive Option is first granted.

An Option may be exercised only by a written notice of intent to exercise such Option, with respect to a specific number of shares of Class A Common Stock, and payment to the Company of the amount of the exercise price for the number of shares of Class A Common Stock so specified. Payment of the exercise price may be made in cash or by delivery of an appropriate number of shares of Class A Common Stock.

Restricted Stock

The Stock Incentive Plan allows for the grant of restricted stock. The Compensation Committee has the discretion to determine which eligible individuals will receive Awards of restricted stock and the number of shares subject to and the terms, conditions and restrictions applicable to each Award of restricted stock, which may differ with respect to each such award. The Compensation Committee also has discretion to set the vesting schedule for each award of restricted stock. The Compensation Committee may determine whether an Award of will be entitled to dividend rights during any restricted period. Shares of restricted stock will bear a restricted legend during the restricted period.

Performance-Based Awards

The Compensation Committee has discretion to grant performance-based Awards under the Plan in a manner constituting “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Such Awards shall be based upon one or more of the following factors: stock price, pre-tax earnings, earnings per share, net revenue, operating income, return on assets, shareholder return, return on equity, growth in assets, net sales, licensing revenue, cash flow, market share, relative performance to a group of companies comparable to the Company, and/or strategic business criteria consisting of one or more objectives based on the Company’s meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures. The maximum number of shares of Class A Common Stock underlying (or that relate to) a performance-based equity Award paid to or earned by any individual in any fiscal year cannot exceed 300,000 shares. The maximum amount with respect to any performance-based cash Award that can be paid to or earned by any individual in any fiscal year cannot exceed $4,000,000.

Other Equity-Based Awards

The Committee is authorized to grant to Eligible Individuals such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Class A Common Stock, including, without limitation, restricted stock units, stock appreciation rights, performance stock, performance stock units, unrestricted shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into shares of Class A Common Stock and purchase rights for shares of Class A Common Stock. Cash awards, as an element of or supplement to any other Award under the Plan, are also authorized.

Transferability

Unless otherwise determined by the Committee, either at the time of grant or subsequently, no Award shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Award granted to him or her may be exercised only by him or her.

Market Value of Class A Common Shares

The closing price per share of the Class A Common Stock as reported on the New York Stock Exchange on April 8, 2009 was $6.83.

Adjustment of Number of Shares

In the event that a dividend, payable in shares of Class A Common Stock, is declared upon the Class A Common Stock, the shares of outstanding Class A Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation or any other material change in the capital structure of the Company the number of shares of Class A Common Stock then subject to any Award, the number of the shares of Class A Common Stock reserved for issuance under the Stock Incentive Plan but not yet subject to an Award, the maximum number of shares that may be granted with respect to options and stock appreciation rights to any individual in any fiscal year shall be appropriately adjusted. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then except as provided above, each Award, to the extent not exercised, will terminate.

Termination or Amendment

The Board of Directors may terminate the Plan at any time, provided that any Award outstanding under the Plan at the time of termination of the Plan will remain in effect until such Award is exercised or expires in accordance with its terms. Unless previously terminated, the Plan will terminate on the business day preceding the tenth anniversary of its effective date. The Board of Directors may at any time amend the Plan, as it deems advisable. However, no such action may, without approval of a majority of the shareholders of the Company, provide for a material amendment to the Plan or materially increase the number of shares as to which Awards may be granted under the Plan or increase the number of shares with respect to which Options or stock appreciation rights may be granted to any Eligible person.

Federal Income Tax Consequences

The following is a brief discussion of the Federal income tax consequences of transactions relating to Options under the Plan based on the Code, as in effect as of the date hereof. The Plan is not qualified under Section 401(a) of the Code. This discussion is not intended to be exhaustive and does not describe the state or local tax consequences.

Incentive Options. No taxable income is realized by the Participant upon the grant or exercise of an Incentive Option. If shares of Class A Common Stock are issued to a Participant pursuant to the exercise of an Incentive Option, and if no disqualifying disposition of such shares is made by such Participant within two years after the date of grant and within one year after the transfer of such shares to such Participant, then (1) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such Participant as a long-term capital gain and any loss sustained will be long-term capital loss, and (2) no deduction will be allowed to the Participant’s employer for Federal income tax purposes.

If the shares of Class A Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of either holding period described above, generally (1) the participants will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and (2) the Participant’s employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the Participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

Non-Qualified Options. With respect to Non Qualified Options, (1) no income is realized by the Participant at the time the Non Qualified Option is granted; (2) generally, at exercise, ordinary income is realized by the Participant in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the Participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date as of which amounts are includable in income is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

New Plan Benefits

Inasmuch as Awards under the Plan will be granted at the sole discretion of the Committee, such benefits are not determinable. Compensation paid and other benefits granted under the Plan in respect of the 2008 fiscal year to the Named Executive Officers are set forth in the Summary Compensation Table.

The Board of Directors unanimously recommends a vote “FOR” Proposal Four: Amendment to the Amended Kenneth Cole Productions, Inc. 2004 Stock Incentive Plan to increase the number of shares of Class A Common Stock authorized for issuance by 3,000,000 shares.

As of December 31, 2008, the Company had the following securities authorized for issuance under equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,411,263	$21.75	425,836
Equity compensation plans not approved by security holders	N/A	N/A	N/A

PROPOSAL FIVE:  SELECTION OF AUDITORS

Ratification of Appointment of Independent Registered Public Accounting Firm

Subject to ratification by the shareholders, the Board has reappointed Ernst & Young LLP as independent registered public accounting firm to audit the financial statements of the Company for 2009 and the overall effectiveness of the Company’s internal controls over financial reporting.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s financial statements for the years ended December 31, 2008 and December 31, 2007, and the Company’s overall effectiveness of internal controls over financial reporting for the years ended December 31, 2008 and December 31, 2007, as well as fees billed for other services rendered by Ernst & Young LLP during those periods.

	2008	2007

Audit fees:	$1,124,000	$1,256,000
Audit-related fees:	2,000	12,000
Tax fees:	113,000	87,000
All other fees:	--	15,000
Total:	$1,239,000	$1,370,000

The nature of services provided in each of the Categories listed above is described below:

Audit Fees – Includes fees for services rendered for the audits of the consolidated financial statements of the Company, and the overall effectiveness of internal controls over financial reporting, quarterly reviews, statutory audits, and accounting consultations necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

Audit Related Fees – Includes fees for due diligence services.

Tax Fees – Includes fees for review of federal and state tax returns, tax compliance matters, assistance with tax audits and state tax planning.

All Other Fees – Includes fees related to non-audit related procedures.

The Audit Committee and Board of Directors unanimously recommend a vote “FOR” Proposal Five:  Selection of Auditors.

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 2010 must be received by December 1, 2009 in order to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting. Proposals of shareholders intended to be considered at the Annual Meeting of Shareholders in 2010, but not included in the Company’s Proxy Statement and form of proxy related to that meeting, must be received by February 1, 2010, or the persons appointed as proxies may exercise their discretionary voting authority with respect to the proposal. Shareholder proposals should be directed to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Any such proposals will need to comply with the SEC regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

FORWARD-LOOKING STATEMENTS

These proxy materials contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential or financial performance. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect the Company’s business, particularly those mentioned in the cautionary statements in Item 1 of the Company’s Form 10-K for the year ended December 31, 2008, and in its quarterly reports on Form 10-Q and current reports on Form 8-K, which the Company incorporates by reference.

OTHER MATTERS

The Board does not intend to bring any matter before the Annual Meeting except as specifically indicated in the attached Notice of Annual Meeting of Shareholders, nor does the Board know of any matters that anyone else proposes to present for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy card will vote or otherwise act thereon in accordance with their judgment on such matters.

Copies of the Company’s 2008 Annual Report on Form 10-K can be accessed on the Company’s website at www.kennethcole.com. The Company will also provide to each shareholder, without charge and upon written request, a copy of the Company’s Annual Report on Form 10-K. Any such written request should be directed to Kenneth Cole Productions, Inc., 400 Plaza Drive, 3rd Floor, Secaucus, New Jersey 07094, Attn: Investor Relations or by e-mail to investorrelations@kennethcole.com.

By Order of the Board of Directors,

/s/ Michael F. Colosi

Michael F. Colosi

Secretary

Exhibit A

KENNETH COLE PRODUCTIONS, INC.

2009 PAY FOR PERFORMANCE BONUS PLAN

1. PURPOSE.

The purpose of the Kenneth Cole Productions, Inc. 2009 Pay for Performance Bonus Plan (the “Plan”) is to attract and retain highly-qualified executives by providing appropriate performance-based short-term incentive awards. The Plan will be structured to qualify as a performance-based compensation program under Section 162(m) of the Code, in order to preserve the Company's tax deduction for compensation paid under the Plan to Covered Employees.

2. DEFINITIONS.

The following terms, as used herein, shall have the following meanings:

(a)  “Board” shall mean the Board of Directors of the Company.

(b)  “Bonus” shall mean any annual incentive bonus award granted pursuant to the Plan, the payment of which shall be contingent upon the attainment of Performance Goals with respect to a Plan Year.

(c)  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(d)  “Committee” shall mean the Compensation Committee of the Board.

(e)  “Company” shall mean Kenneth Cole Productions, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(f)  “Covered Employee” shall have the meaning set forth in Section 162(m(3) of the Code (or any successor provision).

(g)  “Executive Officer” shall mean an officer of the Company who, as of the beginning of a Plan Year, is an “executive officer” within the meaning of Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended.

(h)  “Participant” shall mean the Chairman, Chief Executive Officer and any other Executive Officer selected by the Committee to participate in the Plan.

(i)  “Performance Goals” shall mean the criteria and objectives which must be met during the Plan Year as a condition of the Participant's receipt of payment with respect to a Bonus, as described in Section 3 hereof.

(j)  “Plan” shall mean the Kenneth Cole Productions, Inc. 1999 Bonus Plan, as amended from time to time.

(k)  “Plan Year” shall mean the Company's fiscal year.

(l)  “Stock” shall mean the Class A common stock of the Company, par value $0.01 per share.

(m)  “Subsidiary” shall mean any subsidiary of the Company which is designated by the Board or the Committee to have an Executive Officer participates in the Plan.

3. PERFORMANCE GOALS.

Performance Goals for each Plan Year shall be established by the Committee not later than ninety 90 days after the commencement of such Plan Year. Such Performance Goals may be expressed in terms of one or more of the following:  (i) Pretax Earnings; (ii) Earnings Per Share; (iii) Operating Income; (iv) Net Sales; (v) Royalty Revenue (vi) Net Revenue; (vii) Return on Investment; (viii) EBITDA; (ix) Divisional EBITDA before corporate allocations and/or (x) Operating Cash Flow. To the extent applicable, any such Performance Goal shall be determined in accordance with the Company's audited financial statements and generally accepted accounting principles and reported upon by the Company's independent accountants. In any event, such Performance Goals shall be established so that a third party having knowledge of the relevant facts could determine whether such Performance Goals are met. Performance Goals may include a threshold level of performance below which no Bonus payment shall be made, levels of performance at which specified percentages of the target Bonus shall be paid, and a maximum level of performance above which no additional Bonus shall be paid. The Performance Goals established by the Committee may be (but need not be) different for each Plan Year and different Performance Goals may be applicable to different Participants.

4. BONUSES.

(a)  In General. For each Plan Year commencing with the Plan Year ending December 31, 2009, the Committee shall, no later than the time specified in paragraph 3 hereof, specify the Performance Goals applicable to such Plan Year and the amount of the target Bonus for each Participant with respect to such Plan Year. A Participant's target Bonus for each Plan Year shall be expressed as a dollar amount or as a percentage of such Participant's base salary for such Plan Year, provided that, if expressed as a percentage of a Participant's base salary, the amount of such base salary for purposes of the Plan may not be increased for such Plan Year after the date on which the target Bonus is so established. Payment of a Bonus for a particular Plan Year shall be made only if and to the extent the Performance Goals with respect to such Plan Year are attained and, unless otherwise provided by the Committee in its discretion in connection with terminations of employment, only if the Participant is employed by the Company or one of its Subsidiaries on the last day of such Plan Year. The actual amount of a Bonus payable under the Plan shall be determined as a percentage of the Participant's target Bonus, which percentage may vary depending upon the extent to which the Performance Goals have been attained and may range from 0% to 200%.

(b)  Limitation on Bonuses. Notwithstanding anything to the contrary contained in this Plan, the maximum Bonus which may be earned by any Participant under the Plan in respect of any Plan Year (prior to giving effect to any election to defer receipt of all or any portion thereof) shall not exceed $4,000,000.

(c)  Time of Payment. All payments in respect of Bonuses (to the extent earned) for any Plan Year shall be paid no later than March 15 of the calendar year immediately following such Plan Year. In the case of Participants who are Covered Employees, unless otherwise determined by the Committee in connection with death, disability or a change of control, such payments shall be made only after achievement of the Performance Goals has been certified by the Committee in writing.

(d)  Form of Payment. Payment of a Participant's Bonus for any Plan Year shall be made in cash unless stated in writing otherwise by the committee.

(e)  Deferral Elections. The Company may give each Participant the right, in accordance with rules and regulations to be established by the Committee and consistent with Section 409A of the Code, to elect to defer the receipt of any or all of such Participant's Bonus under the Plan in respect of any Plan Year.

5. ADMINISTRATION.

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Bonuses; to determine the persons to whom and the time or times at which Bonuses shall be granted; to determine the terms, conditions, restrictions and performance criteria relating to any Bonus; to make adjustments in the Performance Goals in response to changes in applicable laws, regulations, or accounting principles to the extent not inconsistent with Section 162(m) of the Code and the regulations thereunder; to construe and interpret the Plan and any Bonus; to prescribe, amend and rescind rules and regulations relating to the Plan, including but not limited to rules and regulations referred to in Sections 4(d) and 4(e) hereof; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee shall consist of two or more persons each of whom is an “outside director” within the meaning of Section 162(m) of the Code. The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by unanimous written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Bonus granted hereunder.

6. GENERAL PROVISIONS.

(a)  Compliance with Legal Requirements. The Plan and the granting of Bonuses, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b)  No Right to Continued Employment. Nothing in the Plan or in any Bonus granted shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

(c)  Withholding Taxes. The Company or Subsidiary employing any Participant shall deduct from all payments and distributions under the Plan any taxes required to be withheld by federal, state or local governments.

(d)  Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Additionally, the Committee may make such amendments as it deems necessary to comply with other applicable laws, rules and regulations. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Bonus theretofore granted under the Plan.

(e)  Participant Rights. No Participant shall have any claim to be granted any Bonus under the Plan, and there is no obligation for uniformity of treatment among Participants.

(f)  Unfunded Status of Bonuses. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments which at any time are not yet made to a Participant pursuant to a Bonus, nothing contained in the Plan or any Bonus shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(g)  Governing Law. The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof.

(h)  Effective Date. The Plan shall first be effective with respect to the 2009 Plan Year, but only if the Plan shall have been approved at the Company’s 2009 annual meeting of stockholders by the requisite vote for approval by the stockholders of the Company.

(i)  Interpretation. The Plan is designed and intended to comply with Section 162(m) of the Code, to the extent applicable, and all provisions hereof shall be construed in a manner to so comply.

(j)  Term. No Bonus may be granted under the Plan with respect to any Plan Year after the Plan Year ending December 31, 2013. Bonuses made with respect to the Plan Year ending December 31, 2013 or prior years, however, may extend beyond the Plan Year ending December 31, 2013 and the provisions of the Plan shall continue to apply thereto.

Exhibit B

KENNETH COLE PRODUCTIONS, INC.

2004 STOCK INCENTIVE PLAN

(Amended and Restated as of February 25, 2009)

1. PURPOSE.

The purpose of the 2004 Stock Incentive Plan (the “Plan”) is to induce key employees, consultants and directors who are not employees (“Non-Employee Directors”) to remain in the employ and service of Kenneth Cole Productions, Inc. (the “Company”) and any subsidiary corporations (each a “Subsidiary”), as defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), and any affiliates of the Company to attract new key employees, consultants and Non-Employee Directors and to encourage such key employees, consultants and Non-Employee Directors to secure or increase on reasonable terms their stock ownership in the Company and otherwise align their interests with those of the shareholders of the Company. The Plan allows for the grant of equity-based awards, including stock options (the “Options”), shares of restricted stock (“Restricted Stock”), performance-based equity awards (“Performance-Based Awards”) and other equity-based awards (Options, Restricted Stock, Performance-Based Awards and other equity-based awards are hereafter referred to as “Awards”). The Board of Directors of the Company (the “Board”) believes that the granting of Awards under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) “incentive stock options” (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (b) options which are not incentive stock options (“non-incentive stock options”) or (c) a combination thereof, as determined by the Committee (the “Committee”) referred to in Section 5 hereof at the time of the grant hereof. Unless specifically delineated as incentive stock options, all Options granted hereunder shall be non-incentive stock options.

2. EFFECTIVE DATE OF THE PLAN.

The Plan was adopted by the Board on February 25, 2004 and shall become effective as of the date the Plan is approved by a majority of the holders of all of the outstanding shares of the capital stock of the Company (the “Capital Stock”) on or after the Company's 2004 annual meeting of stockholders (the “2004 Annual Meeting”).

3. STOCK SUBJECT TO PLAN.

A. Number of Shares Available for Delivery. Shares of the Class A Common Stock, $0.01 par value per share, of the Company (the “Class A Common Stock”) have been reserved and authorized for issuance pursuant to the Plan. Subject to adjustment as contemplated by Section 16 hereof, the maximum number of shares of Class A Common Stock which may be issued pursuant to Awards under the Plan shall not exceed the sum of (i) that number of shares of Class A Common Stock which remain available for grant of options under the Amended and Restated Kenneth Cole Productions, Inc. 1994 Stock Option Plan (the “1994 Plan”) as of April 29, 2004 and (ii) 4,520,162 shares, as replenished from time to time by (A) that number of shares of Class A Common Stock which were or are reserved for issuance upon the exercise of Options or Awards granted under the Plan, or under the 1994 Plan, which shall have expired, been canceled, or terminated for any reason without having been exercised in full, and (B) that number of shares which are withheld by the Company from issuance pursuant to outstanding Options or Awards under the Plan, or the 1994 Plan, as required to be withheld to satisfy any federal, state or local tax liability with respect to such Option or Award (the “Share Reserve”). Shares of Class A Common Stock delivered under the Plan may consist of authorized and unissued shares or previously issued shares of Class A Common Stock reacquired by the Company on the open market or by private purchase. All of the shares in the Share Reserve may be issued pursuant to incentive stock options.

B. Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery to the Participant (as defined below) of the full number of shares to which the Award related, the undelivered shares will again be available for grant. Shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either (i) the applicable shares are withheld or surrendered following the termination of the Plan, or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Stock is listed.

4. ADMINISTRATION.

The Plan shall be administered by the Committee referred to in Section 5 hereof. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of each Award and the respective Award agreements or certificates (which need not be identical), to determine the Eligible Individuals (as defined below) to whom and the times and the prices at which Awards shall be granted to them (each Eligible Individual to whom an Award is granted hereunder shall be referred to as a “Participant”), the periods during which each Award shall be exercisable, the number of shares of the Class A Common Stock to be subject to each Award and whether such Award shall be an incentive stock option, a non-incentive stock option, a Restricted Stock Award or other equity-based Award and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Eligible Individuals, their past, present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its sole and absolute discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 4 and in its administration of the Plan shall be final, binding and conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Award shall be determined by the Committee, in its sole discretion, and any and all interpretations by the Committee of the terms of any Award shall be final, binding and conclusive.

5. COMMITTEE.

The Committee shall consist of two or more members of the Board. If and to the extent that the composition of the Board shall permit, all of the members of the Committee shall be “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and all of the members of the Committee shall be “outside directors” within the contemplation of Section 162(m)(4)(C)(i) of the Code. The Committee shall be appointed by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

6. ELIGIBILITY; NON-EMPLOYEE DIRECTORS' FORMULA AWARDS.

A. An Award may be granted on a discretionary basis only to an employee or consultant of the Company or a Subsidiary or affiliate of the Company, or to a Non-Employee Director of the Company (the “Eligible Individuals”).

B. (i)  Unless otherwise determined by the Board, at the first meeting of the Board immediately following each annual meeting of the shareholders of the Company, each Non-Employee Director shall be granted an Option (a “Non-Employee Director's Formula Award”) to purchase 5,000 shares of the Class A Common Stock at the per share exercise price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

      (ii)  Unless otherwise determined by the Board, when a Non-Employee Director first becomes a director prior to the date of any annual meeting of the Shareholders of the Company, he or she shall be automatically granted, on the date he or she becomes a director, a Non-Employee Director's Formula Award to purchase a number of shares of the Class A Common Stock equal to the product of (i) 5,000 and (ii) a fraction, the numerator of which is the number of full calendar months prior to the next scheduled annual meeting of shareholders and the denominator of which is 12, at the per share exercise price equal to the fair market value of a share of the Class A Common Stock on the date of grant.

      (iii)  Unless otherwise determined by the Board, each Non-Employee Director's Formula Award shall have a term of ten years from the date of the granting thereof.

      (iv)  Unless otherwise determined by the Board, a Non-Employee Director's Formula Award shall vest and become exercisable (i) as to fifty percent (50%) of the shares underlying such Option on and after the first anniversary of the date of the granting of the Non-Employee Director's Formula Award and (ii) as to the remaining fifty percent (50%) on and after the second anniversary of the date of the granting of the Non-Employee Director's Formula Award.

      (iv)  Notwithstanding anything herein to the contrary, the Board may, at any time and from time to time in its sole discretion, terminate or amend the automatic Award to Non-Employee Directors set forth in this Section 6B, by increasing or decreasing the number of shares of Class A Common Stock subject to the formula or substituting an alternate formula or a different Award on different terms, including different or no vesting conditions.

7. EXERCISE PRICES.

A. Except as set forth in Section 6B above and as limited below, the exercise price for any Award shall be determined by the Committee, in its sole discretion.

B. The per share exercise price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Class A Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Capital Stock at the time an Option which is an incentive stock option is granted to him, the per share exercise price shall not be less than 110% of the fair market value of a share of the Class A Common Stock on the date of grant.

C. The per share exercise price of any Option which is a non-incentive stock option (other than a Non-Employee Director's Formula Award) shall not be less than 85% of the fair market value of a share of the Class A Common Stock on the date of grant; provided, however, that the Committee shall give due regard to Section 409A of the Code before granting Options with a per share exercise price less than the fair market value of a share of the Class A Common Stock on the date of grant.

D. For all purposes of the Plan, the fair market value of a share of the Class A Common Stock on any date shall be equal to (i) the closing sales price of a share of the Class A Common Stock on the New York Stock Exchange, or if the Class A Common Stock is no longer listed on the New York Stock Exchange, the closing sales price on such other national stock exchange on which the Class A Common Stock is then listed or quoted, on such date or (ii) if there is no sale of the Class A Common Stock on such exchange or market on such date, the average of the bid and asked prices on such exchange or market at the close of the market on such date. If the Class A Common Stock is not listed or quoted on any national exchange, the fair market value of the Class A Common Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Class A Common Stock accurately and in a manner consistent with Section 409A of the Code.

8. OPTION TERM.

The term of any Option shall be determined by the Committee, in its sole discretion, but shall not be in excess of ten years from the date of the granting thereof; provided, however, that, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Capital Stock at the time an Option which is an incentive stock option is granted to him, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof.

9. LIMITATIONS ON AMOUNT OF OPTIONS GRANTED.

A. The aggregate fair market value of the shares of the Class A Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

B. No Eligible Individual shall be granted Options or stock appreciation rights hereunder covering more than 300,000 shares of the Class A Common Stock during any fiscal year that the Plan is in effect.

10. VESTING AND EXERCISE OF OPTIONS.

A. Except as provided in Section 6B, each Option shall vest and become exercisable as determined by the Committee and set forth in the Award agreement on the date of grant.

B. Except as otherwise set forth herein, an Option may be exercised either in whole in part, at any time from time to time, from the Option vesting date (but only with respect to the number of shares available for exercise on such Option vesting date) until the end of the Option term or earlier expiration or cancellation.

C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Class A Common Stock and payment to the Company of the amount of the option price for the number of shares of the Class A Common Stock so specified; provided, however, that all or any portion of such payment may be made in kind by the delivery of shares of the Class A Common Stock having a fair market value equal to the portion of the option price so paid or by any other means approved by the Committee from time to time; provided, further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Class A Common Stock issuable upon such exercise. Notwithstanding anything herein to the contrary, the Company shall not directly or indirectly extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any director or executive officer of the Company through the Plan in violation of Section 402 of the Sarbanes-Oxley Act of 2002.

D. The Committee may for any reason, in its discretion, accelerate the vesting and exercisability of any Option other than Non-Employee Directors' Formula Award.

11. TERMINATION OF EMPLOYMENT.

Unless otherwise determined by the Committee, in the event a Participant leaves the employ of the Company and all Subsidiaries and affiliates of the Company and ceases to serve as a consultant to the Company and all Subsidiaries and affiliates of the Company and as a Non-Employee Director, as applicable, whether voluntarily or otherwise, but other than by reason of his death or retirement on or after his 65th birthday, each Option theretofore granted to him which shall not have theretofore expired or otherwise been canceled shall, to the extent not theretofore exercised, terminate forthwith; provided, however, that in the event that any Participant's employment or service with the Company and its Subsidiaries and affiliates is terminated by the Company or a Subsidiary or affiliate without cause or on account of a disability or if such Participant voluntarily resigns, such Participant may exercise any Option that was vested at the time of such termination, but only to the extent so vested, at any time during the thirty (30) calendar days immediately following the date of such termination and thereafter any such Option held by such Participant, to the extent not theretofore exercised, shall terminate forthwith. In the event a Participant's employment with the Company and all Subsidiaries and affiliates of the Company and service as a consultant to the Company and all Subsidiaries and affiliates of the Company and as a Non-Employee Director, as applicable, terminates by reason of his death or retirement on or after his 65th birthday, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earliest to occur of the expiration of three months after the date of the qualification of a representative of his estate or such retirement, the expiration of a period of one year after the date of his death and the date specified in such Option.

12. RESTRICTED STOCK.

A. The Committee shall have the authority (1) to grant Restricted Stock, (2) offer Restricted Stock for purchase pursuant to Options, (3) to issue or transfer Restricted Stock to any Eligible Individual, and (4) to establish terms, conditions and restrictions applicable to such Restricted Stock, including the restricted period, which may differ with respect to each grantee, the time or times at which Restricted Stock shall be granted or become vested and the number of shares to be covered by each grant.

B. The recipient of a Restricted Stock Award shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow by the Company rather than delivered to the recipient pending the release of the applicable restrictions, the recipient additionally shall execute and deliver to the Company the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a recipient shall fail to execute a Restricted Stock Award agreement and, if applicable, stock powers, the Award shall be null and void. Subject to the restrictions set forth below, the recipient shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock, but not the right to receive dividends, if any, on such shares. The Committee may determine whether a Restricted Stock Award shall be entitled to receive dividends. If the Committee determines that a Restricted Stock Award shall be entitled to dividends, any such cash dividends and/or stock dividends, with respect to the Restricted Stock may be either currently paid to the recipient or withheld by the Company for the recipient's account, as determined by the Committee in its sole discretion. Unless otherwise determined by the Committee no interest will accrue or be paid on the amount of any cash dividends withheld. Unless otherwise determined by the Committee, cash dividends or stock dividends so withheld by the Committee shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which they relate.

C. Upon the Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the recipient to be issued and, if it so determines, held in escrow by the Company. If the Company retains the stock certificate, the Company shall notify the recipient that a stock certificate registered in the name of the recipient is being held by it.

D. Any Restricted Stock awarded hereunder shall be subject to the following restrictions until the expiration of the restricted period, and to such other terms and conditions as may be set forth in the applicable Award agreement: (1) if an escrow arrangement is used, the recipient shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award agreement; (3) the shares shall be subject to forfeiture to the extent provided below and the Award agreement and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the recipient to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

E. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

F. The restricted period of Restricted Stock shall commence on the date of grant and shall expire from time to time as to that part of the Restricted Stock indicated in a schedule established by the Committee and set forth in a written Award agreement.

G. Except to the extent determined by the Committee and reflected in the underlying Award agreement, in the event a recipient terminates employment with the Company and all Subsidiaries and affiliates of the Company and ceases to serve as a consultant to the Company and all Subsidiaries and affiliates of the Company and as a Non-Employee Director, as applicable, during a restricted period, that portion of the Award with respect to which restrictions have not expired (the “Non-Vested Portion”) shall be treated as follows: (a) upon the voluntary resignation of a Restricted Stock recipient or discharge by the Company or a Subsidiary or affiliate of the Company, in either case, for reasons other than death or retirement on or after the recipient's 65th birthday, the Non-Vested Portion of the Award shall be completely forfeited; and (b) upon termination of employment on account of death or retirement on or after the recipient's 65th birthday, a pro-rata portion of the Non-Vested Portion of the Award shall immediately become fully vested and paid to the recipient or his beneficiary, as applicable, as soon as practicable following such termination. The pro-rata portion of the Non-Vested Portion of the Award that shall vest immediately upon such termination shall be a portion that represents the amount of time the recipient was employed or providing service from the date of grant of the Award through the date of such termination as compared with the entire restricted period, as determined by the Committee. The Committee shall have the authority to define the term “disability” and “retirement” for all purposes under the Plan and/or to determine whether a recipient's employment or service has terminated by reason of disability or retirement.

H. Upon the expiration of the restricted period with respect to any shares covered by a Restricted Stock Award, the transfer restrictions and forfeiture provisions applicable to the Restricted Stock shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the recipient, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the restricted period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the recipient's account with respect to such Restricted Stock and the interest thereon, if any.

I. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the restricted period with respect to such Stock:

“Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of , between Kenneth Cole Productions, Inc. and . A copy of such Agreement is on file at the offices of Kenneth Cole Productions, Inc.”

Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

13. PERFORMANCE-BASED AWARDS.

Performance-Based Awards under the Plan may be granted, in the sole discretion of the Committee, in a manner constituting “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Such Awards shall be based upon one or more of the following factors:  stock price, pre-tax earnings, earnings per share, net revenue, operating income, return on assets, shareholder return, return on equity, growth in assets, net sales, licensing revenue, cash flow, market share, relative performance to a group of companies comparable to the Company, and/or strategic business criteria consisting of one or more objectives based on the Company's meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures. With respect to Performance-Based Awards, (i) the Committee shall establish in writing the objective performance-based goals applicable to a given performance period no later than 90 days after the commencement of such performance period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to any recipient for a given performance period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. The maximum number of shares of Class A Common Stock underlying (or that relate to) a Performance-Based Award paid to or earned by any individual in any fiscal year cannot exceed 300,000 shares. The material terms of Performance-Based Awards described in this Section 13 must be disclosed to and approved by the shareholders of the Company every five years, as provided in Treasury Regulation 1.162-27(e)(4)(vi).

14. OTHER EQUITY-BASED AWARDS.

The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Individuals such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Class A Common Stock, as determined by the Committee in its sole discretion, including, without limitation, restricted stock units, stock appreciation rights, performance stock, performance stock units unrestricted shares awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into shares of Class A Common Stock and purchase rights for shares of Class A Common Stock. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 14 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Class A Common Stock, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 14.

15. TRANSFERABILITY.

Unless otherwise determined by the Committee, either at the time of grant or subsequently, no Award shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Award granted to him or her may be exercised only by him or her.

16. ADJUSTMENT OF NUMBER OF SHARES.

The aggregate number of shares of Class A Common Stock which may be granted or purchased pursuant to Awards (as set forth in Section 3 hereof), the number of shares of Class A Common Stock covered by each outstanding Award, and the price per share thereof in each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price or kind of a share of Stock or other consideration subject to such Awards (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award; (ii) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock or any other form of consideration; or (iii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan. No adjustment or substitution provided for in this Section 16 shall require the Company to sell or issue a fractional share under any Award agreement or certificate. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then except as otherwise provided in the second sentence of this Section 16, each Award, to the extent not theretofore exercised, shall terminate forthwith.

17. SECURITIES REGULATION.

The obligation of the Company to make payment of Awards in shares of Class A Common Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Class A Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act of 1933 (the “Securities Act”) with the Securities and Exchange Commission and any applicable state securities laws or unless the Company has received the advice of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. If the shares of Class A Common Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act or any applicable state securities laws, the Company may restrict the transfer of such shares and may legend the stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

18. PURCHASE FOR INVESTMENT, WITHHOLDING AND WAIVERS.

A. Unless the shares to be issued upon the exercise of an Award by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof. In the event of the death of a Participant, a condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

B. As a condition to the vesting, exercise and/or settlement of any Award, the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all federal, state and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting and/or exercise. The Committee (or, in the case of a Non-Employee Director's Formula Award, the Board), in its discretion, upon election by a Participant (the “Election”) may permit shares of Class A Common Stock to be used to satisfy tax withholding requirements and such shares shall be valued at their fair market value as of the settlement date of the Award; provided, however, that (i) the Election must be made on or prior to the settlement date, (ii) the Election is subject to the approval of the Committee (or, in the case of a Non-Employee Director's Formula Award, the Board), and (iii) the aggregate fair market value of the number of shares of Class A Common Stock that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount with respect to such Award. The Participant shall pay the Company in cash for any fractional share that would otherwise be required to be delivered.

19. NO SHAREHOLDER STATUS.

Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Class A Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Award shall be fully paid and non-assessable.

20. NO RESTRICTIONS ON CORPORATE ACTS.

Neither the existence of the Plan nor any Award shall in any way affect the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Class A Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

21. DECLINING MARKET PRICE.

In the event the fair market value of the Class A Common Stock declines below the exercise price set forth in any Award, the Committee may, at any time, adjust, reduce, cancel and regrant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Class A Common Stock; provided, however, that none of the foregoing actions may be taken without prior approval of the Board.

22. NO EMPLOYMENT RIGHT.

Neither the existence of the Plan nor the grant of any Award shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

23. TERMINATION AND AMENDMENT OF THE PLAN.

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the Capital Stock voting as a single class as provided in the Company's Certificate of Incorporation present in person or by proxy at any special or annual meeting of the shareholders, increase the number of shares as to which Awards may be granted under the Plan (as adjusted in accordance with the provisions of Section 16 hereof), or increase the number of shares as to which Options may be granted under the Plan to any individual as provided in Section 9B hereof. Except as otherwise provided in Section 16 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted, adversely affect the rights of such Participant under such Award.

24. EXPIRATION OF THE PLAN.

The Plan shall expire and terminate on the business day preceding the tenth anniversary of its adoption or at such earlier time as the Board may determine. Awards may be granted under the Plan at any time and from time to time prior to its expiration. Any Award outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Award shall have been exercised or shall have expired in accordance with its terms.

25. GOVERNING LAW.

The Plan shall be governed by the laws of the State of New York without reference to the principles of conflicts of laws thereof.

Exhibit C

KENNETH COLE PRODUCTIONS, INC.

EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated as of February 25, 2009)

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a)  "Board" shall mean the Board of Directors of the Company.

(b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

(c)  "Committee" shall mean the Compensation Committee of the Board, or such other committee as may be appointed by the Board, which shall be the administrative committee for the Plan.

(d)  "Common Stock" shall mean the Class A Common Stock of the Company, $0.01 par value per share.

(e)  "Company" shall mean Kenneth Cole Productions, Inc., a New York corporation.

(f)  "Compensation" shall mean all wages, salary, overtime, bonuses, and commissions.

(g)  "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(h)  "Employee" shall mean any individual who is an employee of the Company or a Designated Subsidiary for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and who has been employed by the Company or any Designated Subsidiary for a period of at least six consecutive months. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

(i)  "Enrollment Date" shall mean the first Trading Day of each Offering Period.

(j)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(k)  "Exercise Date" shall mean the last Trading Day of each Offering Period.

(l)  "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

(1)  If the Common Stock is listed on any established stock exchange, including without limitation The NASDAQ Stock Market, its Fair Market Value shall be the closing sale price for the Common Stock (or the average of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, if such date is a Trading Day, or if such date is not a Trading Day, then on the Trading Day immediately preceding such date, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(2)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(m)  "Offering Period" shall mean, subject to the second sentence of Section 4 hereof, each fiscal quarter commencing on the first Trading Day on or after January 1, April 1, July 1, and October 1 and ending on or prior to the last calendar day of each such quarter; provided, however that, unless otherwise determined by the Committee, the first Offering Period shall commence on April 1, 2000 and shall end on June 30, 2000.

(n)  "Parent" shall mean a corporation which is a "parent corporation" of the Company within the meaning of section 424(e) of the Code.

(o)  "Plan" shall mean this Kenneth Cole Productions, Inc. Employee Stock Purchase Plan.

(p)  "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

(q)  "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(r)  "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act or any successor provision.

(s)  "Subsidiary" shall mean a corporation which is a "subsidiary corporation" of the Company within the meaning of section 424(f) of the Code.

(t)  "Trading Day" shall mean a day on which national stock exchanges are open for trading.

3. Eligibility.

(a)  Each person who is an Employee, on a given Enrollment Date, shall be eligible to participate in the Plan.

(b)  Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee would own Common Stock (together with stock owned by any other person or entity that would be attributed to such Employee pursuant to section 424(d) of the Code) of the Company (including, for this purpose, all shares of stock subject to any outstanding options to purchase such stock, whether or not currently exercisable and irrespective of whether such options are subject to the favorable tax treatment of section 421(a) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (within the meaning of section 423 of the Code) of the Company and its Parents and Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined at the Fair Market Value of the Common Stock at the time such option is granted) for each calendar year in which such option is outstanding at any time. The limitation described in clause (ii) of the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.

4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods continuing from the first Offering Period until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. Participation.

(a)  An Employee may become a participant in the Plan for an Offering Period by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Committee no later than the 20th day of the month immediately prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all Employees with respect to a given Offering Period.

(b)  Payroll deductions for a participant shall commence on the first payroll date on or following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6. Payroll Deductions.

(a)  At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount (expressed as a whole number percentage) not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that the maximum number of shares and fractions thereof which may be purchased by any participant during any Offering Period is the number of shares and fractions thereof equal to $25,000 minus the Fair Market Value of the number of shares of Common Stock and fractions thereof previously purchased during such calendar year, such Fair Market Value determined as of each such prior Enrollment Date during the calendar year with respect to which the shares were previously purchased, divided by the Fair Market Value of the Common Stock on the Enrollment Date for the current Offering Period.

(b)  All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c)  A participant may discontinue his or her participation in the Plan with respect to any Offering Period, as provided in Section 10 hereof, within 30 calendar days prior to the Exercise Date for such Offering Period. Once an Offering Period has commenced, a participant may not increase or decrease the rate of his or her payroll deductions for that Offering Period, but may, during that Offering Period, increase or decrease the rate of his or her payroll deductions for the next succeeding Offering Period, by completing or filing with the Committee a new subscription agreement, no later than the 20th day of the month immediately prior to the end of that Offering Period, authorizing a change in payroll deduction rate. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d)  Notwithstanding the foregoing, a participant's payroll deductions may be decreased to 0% (i) at any time, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, and (ii) for each Offering Period, at such time during such Offering Period that the aggregate Fair Market Value of the shares of Common Stock and fractions thereof (measured as of the date of each respective Enrollment Date) previously purchased when added to the Fair Market Value of the shares of Common Stock and fractions thereof to be purchased with respect to such then current Offering Period equals or would exceed $25,000 in such calendar year. Subject to the preceding sentence, payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the next succeeding Offering Period, unless terminated by the participant as provided in Section 10 hereof.

(e)  At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provisions for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. Grant of Option. On the Enrollment Date of each Offering Period, each Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock and fractions thereof determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided, however, that the maximum number of shares and fractions thereof which may be purchased by any participant during any Offering Period is the number of shares equal to $25,000 minus the Fair Market Value of the number of shares of Common Stock and fractions thereof previously purchased during such calendar year, such Fair Market Value determined as of each such prior Enrollment Date during the calendar year with respect to which the shares were previously purchased, divided by the Fair Market Value of the Common Stock on the Enrollment Date for the current Offering Period, and provided, further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

8. Exercise of Option.  Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares and fractions thereof will be exercised automatically on the Exercise Date, and, subject to the limitations set forth in Sections 3(b), 7 and 12 hereof, the maximum number of full and fractional shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. During a participant's lifetime, a participant's option to purchase shares and fractions thereof hereunder is exercisable only by the participant.

9. Crediting of Shares and Delivery or Sale of Shares. As promptly as practicable after each Exercise Date on which a purchase of shares and fractions thereof occurs, the Company shall arrange for the full and fractional shares of Common Stock to be held by the Company on behalf of the participant or deposited or credited in the brokerage account of each participant at a brokerage house designated by the Committee. The shares and fractional shares shall be held by the Company or in such brokerage account until such time as the participant, or his or her designated beneficiary or estate in the event of a participant's death, requests delivery of a stock certificate representing any full shares of Common Stock or requests that any shares be sold and the proceeds therefrom be distributed to such participant. Upon the request of a participant, or his or her designated beneficiary or estate in the event of a participant's death, any fractional shares of Common Stock will be distributed in cash in the form of a check having a value equal to the value of such fractional shares.

10. Withdrawal; Termination of Employment.

(a)  A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan by giving written notice to the Committee in the form of Exhibit B to this Plan at least 30 calendar days prior to the Exercise Date of an Offering Period. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from the Plan during an Offering Period, he or she may not resume participation until the next Offering Period. He or she may resume participation for any other Offering Period by delivering to the Company a new subscription agreement no later than the 20th day of the month immediately prior to the Enrollment Date for such Offering Period.

(b)  Upon a participant's ceasing to be an Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be distributed to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. Withdrawal on account of a termination of employment shall be effected as soon as practicable following such termination. Any shares of Common Stock and fractions thereof held by the Company or in the brokerage account of such participant shall remain in such account until such participant or, in the case of his or her death, the person or persons designated under Section 14 hereof, request that a certificate representing the full shares be distributed and the fractional shares cashed-out or that such shares be sold and the proceeds from the sale distributed to the participant, or such other person.

(c)  A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company.

11. Interest.

No interest or other increment shall accrue or be payable with respect to any of the payroll deductions of a participant in the Plan.

12. Stock.

(a)  The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. Such shares may be shares to be newly issued by the Company, shares acquired on the open market solely for the purpose of satisfying the exercise of options hereunder or treasury shares reacquired and held by the Company. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b)  No participant will have an interest or voting right in shares covered by his option until such option has been exercised. All full shares of Common Stock held by the Company or in a participant's brokerage account on behalf of a participant shall be voted by such participant. Dividends accruing on shares of Common Stock, if any, held by the Company or in a participant's brokerage account shall be paid to such participant in the normal course as if such participant held the shares. There shall be no voting or dividend rights with respect to fractional shares.

(c)  Shares of Common Stock and fractions thereof held by the Company or to be deposited into a participant's brokerage account under the Plan will be registered in the name of the participant.

13. Administration.

(a)  Administrative Body. The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. The Committee shall also have authority to develop, amend and terminate rules governing the operation of the Plan in conformity with the terms of the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

(b)  Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

14. Designation of Beneficiary.

(a)  A participant may file a written designation of a beneficiary who is to receive the rights to any shares of Common Stock and fractions thereof held by the Company or in the participant's brokerage account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to distribution of such shares to such participant. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan.

(b)  Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the executor or administrator of the estate of the participant shall have all the rights to the cash and or shares of Common Stock and fractions thereof attributable to such participant or his or her brokerage account under the Plan.

15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares or fractions thereof under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, within such time as the Committee may reasonably determine, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares and fractions thereof purchased and held in the participant's brokerage account.

18. Adjustments Upon Changes in Capitalization.

(a)  Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

(c)  Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least thirty-five (35) calendar days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the new Exercise Date and that his or her option will be exercised automatically on the new Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. Amendment or Termination.

(a)  The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination may adversely affect options previously granted; provided, that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b)  Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or the Committee) finds, in its sole discretion, advisable and consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect until the later of the tenth (10th) anniversary following such effective date or the tenth (10th) anniversary following any subsequent amendment and reapproval by the stockholders of the Company, unless sooner terminated under Section 19 hereof.

23. Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed within such state, without regard to the principles of conflicts of law thereof, except as such laws may be supplanted by the federal laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant New York law.

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KENNETH COLE PRODUCTIONS, INC.

BROKER
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HERE

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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 08, 2009
Date: May 28, 2009 **Time:** 10:00 AM EDT
Location: Kenneth Cole Productions, Inc.
400 Plaza Drive
3rd Floor
Secaucus, NJ 07094

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*:	www.proxyvote.com
2) *BY TELEPHONE*:	1-800-579-1639
3) *BY E-MAIL**:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2009 to facilitate timely delivery.

— How To Vote —

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a *"legal proxy."* To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting Items

1. Election of Directors

Nominees

01	Kenneth D. Cole	02	Jill Granoff	03	Michael J. Blitzer	04	Martin E. Franklin	05	Robert C. Grayson
06	Denis F. Kelly	07	Philip R. Peller						

The Board of Directors recommends you vote FOR the following proposal(s):

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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